                               SUBLEASE AGREEMENT
                                 BY AND BETWEEN

                               CISCO SYSTEMS, INC.
                            A CALIFORNIA CORPORATION
                                 AS SUBLANDLORD


                                       AND


                              SONUS NETWORKS, INC.
                             A DELAWARE CORPORATION
                                  AS SUBTENANT


                                250 APOLLO DRIVE
                         CHELMSFORD, MASSACHUSETTS 01824


                           DATED AS OF OCTOBER__, 2003

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                               SUBLEASE AGREEMENT

DEFINED TERMS

BASE RENT:                    RENT

                                (a) In order to achieve the lower monthly rent set forth
                                    in paragraph (b) below for the period of the Sublease
                                    Term commencing on the Rent Commencement Date and
                                    continuing through the Expiration Date, Subtenant
                                    shall make a one-time rent payment of $1,250,000.00
                                    due and payable on the Commencement Date ("Advanced
                                    Rent Payment").

                                (b) Six Hundred and Eighty Thousand Six Hundred
                                    Eighty-Eight Dollars ($680,688.00) per annum, payable
                                    in monthly payments of Fifty Six Thousand, Seven
                                    Hundred Twenty-Four and 00/100 Dollars ($56,724.00)
                                    commencing on the Rent Commencement Date and
                                    continuing through the Expiration Date.

BROKER:                       The Staubach Company

BUILDING:                     An approximately 144,375 rentable square foot building
                              situated upon approximately 10.99 acres of land located at
                              250 Apollo Drive, Chelmsford, Massachusetts.

COMMENCEMENT DATE:            The date of receipt by Sublandlord of an executed original of the Master Landlord's Consent to Sublease with respect to this fully executed Sublease and substantially in the form attached hereto and incorporated herein as EXHIBIT X
                              ("MASTER LANDLORD'S CONSENT").

EXPIRATION DATE:              January 31, 2007

OCCUPANCY DATE:               The earlier of (a) April 1, 2004, or (b) the date Subtenant first occupies any part of the Sublease Premises for any of the Permitted Uses.

MASTER LANDLORD:              CSDV, Limited Partnership, as successor to 250 Apollo
                              Investors LLC

MASTER LEASE:                 That certain Lease Agreement dated March 2, 1999 between
                              Master Landlord and Sublandlord, attached hereto as EXHIBIT
                              A.

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
PERMITTED USES:               General administrative office, industrial, assembly, light manufacturing and distribution of computer products and
                              related uses as and to the extent permitted by Section 8 of the Master Lease and in compliance with all Laws.

MASTER PREMISES:              Improved real property, including the Building containing
                              approximately 144,375 rentable square feet, located on
                              approximately 10.99 acres of land, as more particularly
                              described in the Master Lease.

RENT COMMENCEMENT DATE:       April 1, 2004.

SUBLEASE PREMISES:            A portion of the Master Premises, consisting of
                              approximately 133,621 total rentable square feet consisting of approximately 60,547 rentable square feet located on the first floor and 73,074 rentable square feet located on the second floor of the Building as depicted in EXHIBIT B.

SECURITY DEPOSIT:             Seven Hundred and Fifty Thousand Dollars ($750,000.00) plus
                              Restoration Costs as defined in Section 3(g) due and payable on or before January 15, 2004 and in the form of cash or a
                              Letter of Credit as provided in Section 3(g), subject to
                              reduction as provided in Section 3(g).

SUBTENANT:                    Sonus Networks, a Delaware corporation

SUBTENANT'S ADDRESS:          Prior to the Occupancy Date:

                              5 Carlisle Road

                              Westford, MA 01886

                              Attn:Adam Wasylyshyn

                              From and after the Occupancy Date:

                              250 APOLLO DRIVE
                              CHELMSFORD, MA 01824

                              Attn:Adam Wasylyshyn

SUBTENANT'S SHARE:            92.5%

SUBLANDLORD:                  Cisco Systems, Inc., a California corporation.

SUBLANDLORD'S ADDRESS FOR     170 West Tasman Drive
NOTICES:                      San Jose, California  95134-1706
                              Attn: Director, Worldwide Real Estate

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
SUBLANDLORD'S ADDRESS FOR     Cisco Systems, Inc.
PAYMENT:
                              File #74172
                              P.O. Box 60000
                              San Francisco, California 94160

SUBLEASE TERM:                Approximately forty (40) months, commencing on the
                              Commencement Date and expiring on the Expiration Date.

EXHIBITS:                     EXHIBIT A - Master Lease
                              EXHIBIT B - Sublease Premises
                              EXHIBIT C - Form of Letter of Credit
                              EXHIBIT D - Preliminary Plans for Tenant Improvements
                              EXHIBIT E - Schedule of Sublandlord Property
                              EXHIBIT E-1 - Form of Bill of Sale
                              EXHIBIT X - Form of Master Landlord Consent

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

     THIS SUBLEASE AGREEMENT (this "SUBLEASE") is entered as of the Commencement Date by and between Sublandlord and Subtenant.

     THE PARTIES ENTER this Sublease on the basis of the following facts, understandings and intentions:

     A. Sublandlord presently leases the Sublease Premises pursuant to the Master Lease.

     B. Sublandlord desires to sublease the Sublease Premises to Subtenant and Subtenant desires to sublease the Sublease Premises from Sublandlord on all of the terms, covenants and conditions hereinafter set forth.

     C. All of the terms and definitions in the Defined Terms section are incorporated herein by this reference, and any capitalized terms not defined in the Defined Terms or elsewhere in this Sublease shall have the meanings given to such terms in the Master Lease.

     NOW, THEREFORE, IN CONSIDERATION of the Sublease Premises subleased herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby covenant and agree as follows:

     1. SUBLEASE PREMISES AND TERM.

     (a) DEMISE. Sublandlord hereby subleases to Subtenant, and Subtenant hereby subleases from Sublandlord, the Sublease Premises, for the Sublease Term subject to the terms, covenants and conditions set forth herein. The Sublease Term shall commence on the Commencement Date. Sublandlord and Subtenant shall execute a Commencement Date notice promptly following the Commencement Date. The Sublease Term shall end on January 31, 2007 (the "EXPIRATION DATE") or on such earlier date upon which said term may expire or be cancelled or terminated pursuant to any of the provisions of this Sublease. As used herein, "Sublease Premises" shall include the appurtenances, the existing interior improvements, equipment and systems of the Sublease Premises as of the Commencement Date, together with the appurtenant right to use in common with others entitled thereto the following areas (collectively the "COMMON AREAS"): (i) the common lobbies, loading docks, hallways and stairways of the Building serving the Sublease Premises, (ii) common walkways and driveways necessary for access to the Building and delivery of products to the Subleased Premises, and (iii) the common toilets and other common facilites of the floors on which the Subleased Premises is located. If Sublandlord fails to deliver possession of the Sublease Premises to Subtenant on or before the Commencement Date this Sublease shall not be void or voidable nor shall Sublandlord be liable to Subtenant for any resulting loss or damage; provided, however, Subtenant shall not be liable for Subtenant's Electricity or janitorial services costs for the Sublease Premises until the later to occur of delivery of the Sublease Premises to Subtenant or the Occupancy Date. Subtenant covenants that, as a material part of the consideration for this Sublease, it shall keep and perform each and all of such terms, covenants and conditions by it to be kept and performed, and that this Sublease is made upon the condition of such performance. Subtenant assumes and agrees to perform Sublandlord's obligations under the Master Lease during the Sublease Term to the extent such obligations are applicable to the Sublease Premises and are not either excluded from incorporation herein or specifically contradicted or modified herein. Subtenant shall not commit or suffer any act or omission that will violate any of the provisions of the Master Lease incorporated herein.

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     (b)   MEASUREMENT OF THE SUBLEASE PREMISES. Subtenant understands that the
Sublease Premises is to contain approximately 133,621 "rentable square feet" as determined pursuant to the standard method for measuring floor area in office buildings published by the Building Owners and Managers Association International ("BOMA") as revised and readopted June 7, 1996 (the "STANDARD MEASURE").

     (c) CONDITION PRECEDENT. The parties' obligations hereunder are expressly conditioned upon, within ten (10) days after execution of this Sublease, delivery to Sublandlord of certified copies of corporate resolutions of Subtenant, authorizing or ratifying the execution of this Sublease.

     The foregoing condition precedent runs to the benefit of Sublandlord and if Subtenant does not timely satisfy same, this Sublease may be terminated by Sublandlord in its sole and absolute discretion by notice to Subtenant, whereupon Sublandlord shall refund to Subtenant the Security Deposit and any Base Rent or Advanced Rent Payment paid to Sublandlord.

     (d) INSTALLATION OF SUBTENANT'S FURNITURE, EQUIPMENT AND FIXTURES. As of the Commencement Date, Subtenant and its agents, employees, invitees, consultants and contractors (collectively "AGENTS") shall have the right to enter the Sublease Premises for space planning, construction of tenant improvements and installation of furniture, equipment and furnishings in the Sublease Premises, at Subtenant's sole cost (provided that Subtenant shall obtain the consent of Sublandlord and Master Landlord to any Alterations as required by Section 6 of this Sublease).

     (e) PARKING. Subtenant shall be entitled to a Subtenant's Share of Sublandlord's parking rights under the Master Lease (i.e., 92% of the parking spaces depicted in a plan of the Master Premises, prepared by Vannesse Hangen and Brustlin, Inc. (VHB), and attached as Exhibit B to the Master Lease) which spaces shall be unreserved and otherwise subject to the terms and conditions of the Master Lease.

     (f) ACCEPTANCE OF SUBLEASE PREMISES. Subtenant agrees to accept the Sublease Premises in its current "as is" condition. Without limiting the foregoing, Subtenant's rights in the Sublease Premises are subject to all local, state and federal laws, regulations, codes and ordinances (collectively, "LAWS") governing and regulating the use and occupancy of the Sublease Premises, the terms and conditions of the Master Lease, and all matters now or hereafter of record. Sublandlord has not received notice of any violations of any Laws by or at the Sublease Premises, including with respect to the use thereof. Subtenant acknowledges that, neither Sublandlord nor Sublandlord's agent has made any representation or warranty as to: (i) the present or future suitability of the Sublease Premises for the conduct of Subtenant's business; (ii) the physical condition of the Sublease Premises; (iii) the expenses of operation of the Sublease Premises; (iv) the safety of the Sublease Premises, whether for the use of Subtenant or any other person, including Subtenant's Agents; (v) the compliance of the Sublease Premises with applicable Laws; or (vi) any other matter or thing affecting or related to the Sublease Premises.

     Subtenant acknowledges that no rights, easements or licenses are acquired by Subtenant by implication or otherwise except as expressly set forth herein. Subtenant has inspected or will inspect, prior to delivery of possession of the Sublease Premises, the Sublease Premises and become thoroughly acquainted with their condition. Subtenant acknowledges that the taking of possession of the Sublease Premises by Subtenant will be conclusive evidence that the Sublease Premises were in good and satisfactory condition at the time such possession was taken. Subtenant specifically agrees that, except as specifically provided by Laws in force as of the date hereof, Sublandlord has no duty to make any disclosures concerning the condition of the Building and the Sublease Premises and/or the fitness of the Building and the Sublease Premises for Subtenant's intended use and Subtenant expressly waives any duty which Sublandlord might have to make any such disclosures. Subtenant further agrees that, in the event Subtenant is permitted to and in fact assigns this Sublease or sub-subleases all or any portion of the Sublease Premises, Subtenant will indemnify and defend Sublandlord (in accordance with Section 8(a) hereof) for, from and against any matters which arise as a result of Subtenant's failure to disclose any relevant information about the Building or the Sublease Premises to any sub-sublessee or assignee of Subtenant. Subtenant will comply with all Laws relating to the use or occupancy of the Sublease Premises and the Common Areas (other than those requiring structural alterations, except as required as a result of Subtenant's Alterations). Subtenant shall have no obligation to make non-structural alterations or provide auxiliary aids and services to the Sublease Premises and to the Common Areas of the Premises as required by the Americans with Disabilities Act of 1990, 42 U.S.C. Section 12101 et seq. (the "ADA") except to the extent such alterations, aids or services (x) are required by Subtenant's particular use or occupancy of the Sublease Premises, or (y) are due to any alterations or improvements installed by Subtenant in the Sublease Premises (including any resulting ADA compliance requirements in the Common Areas). Subtenant further agrees that all telephone and other communication installation and use requirements will be compatible with the Building and that Subtenant will be solely responsible for all of its telephone and communication installation and usage costs.

     (g) REMOVAL OF PERSONAL PROPERTY. All articles of personal property, and all business and trade fixtures, machinery and equipment, cabinet work, furniture and movable partitions, if any, owned or installed by Subtenant at its expense in the Sublease Premises will be and remain the property of Subtenant and may be removed by Subtenant at any time, provided that Subtenant, at its expense, shall repair any damage to the Sublease Premises caused by such removal or by the original installation. Sublandlord may elect to require Subtenant to remove all or any part of Subtenant's personal property at the expiration of the Sublease Term or sooner termination of this Sublease, in which event the removal will be done at Subtenant's expense and Subtenant, prior to the end of the Sublease Term or upon sooner termination of this Sublease, will repair any damage to the Sublease Premises caused by its removal.

     (h) HOLDING OVER. If Subtenant holds over after the expiration of the Sublease Term or earlier termination of this Sublease, with or without the express or implied consent of Sublandlord, then Subtenant will become and be only a tenant at sufferance at a per diem Base Rent equal to (i) one hundred and twenty five percent (125%) of the Base Rent payable by Sublandlord under the Master Lease, or (ii) if Sublandlord is then subleasing the remaining space in the Building, one hundred and twenty five percent (125%) of the Base Rent allocable to the Sublease Premises payable by Sublandlord under the Master Lease, immediately prior to such expiration or termination, and otherwise upon the terms, covenants and conditions herein specified. Notwithstanding any provision to the contrary contained herein, (a) Sublandlord expressly reserves the right to require Subtenant to surrender possession of the Sublease

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Premises upon the expiration of Sublease Term or upon the earlier termination of this Sublease and the right to assert any remedy at law or in equity to evict Subtenant and/or collect damages in connection with any holding over, and (b) Subtenant will indemnify, defend and hold Sublandlord harmless from and against any and all liabilities, claims, demands, actions, losses, damages, obligations, costs and expenses, including, without limitation, attorneys' fees incurred or suffered by Sublandlord by reason of Subtenant's failure to surrender the Sublease Premises on the expiration of the Sublease Term or earlier termination of this Sublease.

     (i) PURCHASE OF SUBLANDLORD PROPERTY. Subtenant agrees to purchase and Sublandlord agrees to sell certain personal property, equipment, and furniture presently located within the Sublease Premises (the "SUBLANDLORD PROPERTY") as described generally on EXHIBIT E attached hereto and incorporated herein. Subtenant agrees to pay Sublandlord the sum of One Dollar ($1.00) ("SUBLANDLORD PROPERTY PURCHASE PRICE") for the Sublandlord Property upon execution of this Sublease. Sublandlord shall, upon the full execution of this Sublease and Sublandlord's receipt of a fully executed copy of the Master Landlord's Consent to Sublease, execute and deliver to Subtenant a bill of sale for the Sublandlord Property in the form of EXHIBIT E-1 attached hereto and incorporated herein. Subtenant acknowledges that Sublandlord shall have the option, prior to the Commencement Date, of removing certain items of its personal property from the Sublease Premises, including networking equipment and certain business and trade fixtures, provided however Sublandlord shall not remove any office furniture or installed wiring not connected to any networking equipment which is set forth in Exhibit E and which is currently located within the Sublease Premises. The Sublandlord Property shall be conveyed to Subtenant in its "AS IS, WHERE IS, WITH ALL FAULTS, IF ANY" condition as of the Commencement Date, without any warranties, express or implied regarding the number of such items, their physical condition, existence, capacity, quality, value, workmanship, operating capability or performance, compliance with applicable laws, or their fitness or suitability for Subtenant's purposes (but with a warranty by Sublandlord that as of the date of such conveyance, Sublandlord has good title to and the right and authority to convey the Sublandlord Property; and that the Sublandlord Property is free and clear of all security interests, liens and encumbrances). Notwithstanding the foregoing, if this Sublease is terminated due to the failure of any of the conditions set forth in Section 1(c) of this Sublease, the Sublandlord Property shall be deemed not conveyed to Subtenant and the Sublandlord Property Purchase Price, if received by Sublandlord, shall be promptly refunded to Subtenant.

     (j) RIGHT OF FIRST OFFER. Sublandlord hereby grants Subtenant a continuing right of first offer to lease any unoccupied space within the first floor of the Building which is currently available or later becomes available during the Sublease Term (the "RIGHT OF FIRST OFFER"). Subtenant shall have three (3) business days after receipt of Sublandlord's written notice that Sublandlord is marketing such space in which to exercise the Right of First Offer upon any such vacant space. In the event Subtenant chooses not to exercise its Right of First Offer, then if Sublandlord has not entered into a letter of intent with a subtenant for the unoccupied space within one hundred and eighty
(180) days following Sublandlord's notice to Subtenant, Subtenant's right of First Offer shall be restored and Sublandlord must send a new notice to Subtenant pursuant to the previous sentence prior to subleasing such vacant space to a subtenant. Upon the exercise of the Right of First Offer and the execution of an amendment to this Sublease, the space subject to the Right of First Offer shall become part of the Sublease Premises and the Rent shall increase based upon a rental rate of $6.68 per square foot effective as of the

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date of such amendment and the Subtenant's Share shall increase accordingly.
Subtenant shall be responsible for the construction and cost of demising such excess space, if any.

     2. SUBLEASE SUBJECT TO MASTER LEASE.

     (a) INCLUSIONS. All of the terms, conditions and covenants of the Master Lease are hereby incorporated into this Sublease by reference, except as excluded in Section 2(b) herein. Subtenant shall be subject to, bound by, benefit from and comply with all of said included terms, conditions, rights and covenants of the Master Lease with respect to the Sublease Premises herein for the benefit of both Sublandlord and Master Landlord, it being understood and agreed that wherever in the Master Lease the word "Tenant" appears, for the purposes of this Sublease, the word "Subtenant" shall be substituted, and wherever the word "Landlord" appears, for the purposes of this Sublease, the word "Sublandlord" shall be substituted; and that upon the breach of any of said terms, conditions or covenants of the Master Lease by Subtenant or upon the occurrence of an event of default by Subtenant, Sublandlord may exercise any and all rights and remedies granted to Master Landlord by the Master Lease and Subtenant shall have all of the rights of the Tenant under the Master Lease. In the event of any conflict between this Sublease and the Master Lease, the terms of this Sublease shall control between Sublandlord and Subtenant. It is further understood and agreed that Sublandlord has no duty or obligation to Subtenant under the aforesaid Sections of the Master Lease other than to perform the obligations of Sublandlord as tenant under the Master Lease during the Sublease Term. Whenever the provisions of the Master Lease incorporated as provisions of this Sublease require the written consent of Master Landlord, said provisions shall be construed to require the written consent of both Master Landlord and Sublandlord. Subtenant hereby acknowledges that it has read and is familiar with all the terms of the Master Lease, and agrees that this Sublease is subordinate and subject to the Master Lease. With respect to the following incorporated provisions, the references therein to Landlord shall be deemed to be references to Sublandlord and Master Landlord: Sections 8.1 (Compliance with Laws), 8.2 (Prohibition on Use), 9.1 (Alterations), 10.4 (Tenant's Failure to Perform Repairs and Maintenance Obligations), 11.3 (Additional Insured's), 11.4 (Failure of Tenant to Purchase Insurance), 12 (Waiver of Subrogation), 17 (Right of Entry), 18 (Estoppel Certificate), 26 (Environmental Matters), 27 (Financial Statements), 29 (Signs), and 31 (Quitclaim).

     (b) EXCLUSIONS. The terms and provisions of the following Sections and Exhibits of the Master Lease are not incorporated into this Sublease: The last Sentence of Section 1 (Premises), Sections 2 (Term), 3 (Rent), 4 (Security Deposit), 5 (Additional Rent), the first four sentences and the seventh sentence of Section 6 (Utilities), Sections 7 (Late Charges), 10.1 (Tenant's Repairs and Maintenance Obligations), 11.5 (Self Insurance), the second full paragraph of
Section 14.1 (Assignment), the sentences in the first paragraph of Section 24 beginning with "Notwithstanding anything to the contrary . . ." and "In the event the holder of any indebtedness . . .", and Addendum 1 to the Master Lease.
Section 28.10 of the Master Lease shall apply to notices to Master Landlord and not payment hereunder.

     (c) TIME FOR NOTICE. Except for the time limits for notice, demands, performance or exercise of rights specified in this Sublease which shall not be altered by this Section 2(c), including without limitation the time frames set forth in Sections 11 and 12 hereof, the time limits provided for in the Master Lease for the giving of notice, making of demands,

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performance of any act, condition or covenant, or the exercise of any right, remedy or option, are amended for the purposes of this Sublease by lengthening or shortening the same in each instance by five (5) days, as appropriate, so that notices may be given, demands made, or any act, condition or covenant performed, or any right, remedy or option hereunder exercised, by Sublandlord or Subtenant, as the case may be, within the time limit relating thereto contained in the Master Lease. If the Master Lease allows only five (5) days or less for Sublandlord to perform any act, or to undertake to perform such act, or to correct any failure relating to the Sublease Premises or this Sublease, then Subtenant shall nevertheless be allowed three (3) days to perform such act, undertake such act and/or correct such failure. In the event of a conflict between the time frame set forth elsewhere in this Sublease and the time frame specified in the Master Lease as modified by this Section 2(c), the time frame set forth elsewhere in this Sublease shall control.

     (d) MASTER LANDLORD'S OBLIGATIONS. It shall be the obligation of Master Landlord to provide all services to be provided by Master Landlord under the terms of the Master Lease and to satisfy all obligations and covenants of Master Landlord made in the Master Lease. Subtenant acknowledges that Sublandlord shall be under no obligation to provide any such services or satisfy any such obligations or covenants; provided, however, Sublandlord, upon written notice by Subtenant, shall use reasonable and diligent efforts to enforce all obligations of Master Landlord under the Master Lease, without any obligation of Sublandlord to incur any costs or bring any legal action against Master Landlord.

     (e) RULES AND PROCEDURES. Subtenant hereby acknowledges and agrees that other subtenants of Sublandlord are occupying or may in the future occupy other portions of the Master Premises. In addition to the rules and regulations of the Master Lease, Subtenant's use of the Sublease Premises and access to and use of the Common Areas of the Building and Lot and any other services in connection with the Sublease Premises or this Sublease shall be subject to such additional rules and procedures reasonably promulgated by Sublandlord and delivered to Subtenant from time to time. Subtenant's compliance with such rules and procedures constitutes a material inducement to Sublandlord's willingness to enter into this Sublease; any material violation thereof shall constitute a material breach of this Sublease.

     (f) TERMINATION OF MASTER LEASE. If the Master Lease terminates with respect to the Sublease Premises, prior to the expiration or earlier termination of this Sublease, this Sublease shall concurrently terminate, unless this Sublease becomes a direct lease of the Building between Master Landlord and Subtenant as provided in the Master Landlord's Consent or unless Master Landlord and Subtenant agree to deem this Sublease to be a direct lease of the Sublease Premises between Master Landlord and Subtenant; provided that as a condition to such direct lease, Sublandlord shall be released from all liabilities and obligations under this Sublease, and the Master Lease with respect to the Sublease Premises arising from and after the date that the Master Lease terminated with respect to the Sublease Premises.

     (g) CONSENT OR APPROVAL OF MASTER LANDLORD. All references in this Sublease (whether in the text itself or by incorporation from the Master Lease) to the consent or approval of Master Landlord or Sublandlord shall mean the written consent or approval of Master Landlord or Sublandlord, as the case may be. If any request or demand is made by Master Landlord (whether requiring an act, restraint or payment) directly to Subtenant pursuant to the

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Master Lease in respect of a corresponding obligation under the Master Lease, then such request or demand shall be honored and performed or adhered to as if the request or demand was made directly by Sublandlord. In all provisions of this Sublease requiring the satisfactory approval or consent of Sublandlord, Subtenant first shall be required to obtain the approval or consent of Sublandlord and then, if Sublandlord under similar circumstances would be required under the terms of the Master Lease, to obtain the like approval or consent of Master Landlord, Sublandlord shall forward to Master Landlord such requests as Subtenant may submit for approval or consent from Master Landlord. In the case of a time sensitive matter, Subtenant may submit the request for approval or consent simultaneously to Master Landlord and Sublandlord. Whenever, pursuant to this Sublease, Master Landlord or Sublandlord's consent or approval, or the review or consideration by Master Landlord or Sublandlord of any matter, is permitted, solicited or required prior to or in connection with any activity planned or undertaken on behalf of Subtenant, Subtenant shall reimburse Master Landlord and Sublandlord for all reasonable expenses (including, without limitation, the reasonable fees and disbursements of attorneys and other professional consultants) incurred by Master Landlord and Sublandlord, as the case may be, in connection with such consideration, review, consent or approval. Such reimbursement shall be made by Subtenant within twenty (20) days after written demand. Expenses incurred by Sublandlord shall be deemed to include any expenses or fees payable to Master Landlord under the Master Lease.

     (h) REPRESENTATIONS OF SUBLANDLORD. Sublandlord represents to Subtenant that a true and correct copy of the Master Lease, redacted to expunge certain confidential economic information, is attached hereto as EXHIBIT A, that the Master Lease is in full force and effect and has not been amended, and that, to Sublandlord's knowledge, no default nor any matter or event which with the passage of time or the giving of notice would constitute a default exists on the part of Sublandlord or Master Landlord under the Master Lease. As long as no Event of Default by Subtenant exists hereunder, Sublandlord (i) shall continue to perform the obligations of tenant under the Master Lease which are not incorporated herein, including the obligation of Sublandlord to pay rent to Master Landlord in accordance with the provisions of the Master Lease and (ii) agrees not to voluntarily amend, terminate, cancel or surrender the Master Lease with respect to the Sublease Premises during the Sublease Term.

     (i) RESPONSIBILITY FOR REPAIRS AND MAINTENANCE. Except as otherwise provided in this Sublease, Subtenant shall have no responsibility for repairs and maintenance that are the responsibility of Sublandlord as Tenant under
Section 10.1 of the Master Lease except that Subtenant shall be responsible, at Subtenant's sole cost and expense, for the completion of (i) any repairs or replacements necessitated by damage caused by Subtenant or Subtenant's Agents,
(ii) any repairs to Alterations installed by Subtenant, or (iii) repairs to mechanical systems, heating, ventilation and air conditioning systems installed by Subtenant to serve its manufacturing areas within the Subleased Premises.

     3. RENT.

     (a) BASE RENT. Base rent ("BASE RENT") shall be as set forth in the Defined Terms. Subtenant shall pay Base Rent in monthly installments in advance on or before the first day of each and every calendar month during the Sublease Term commencing as of April 1, 2004, without being invoiced; provided however that Subtenant shall pay to Sublandlord upon the

Commencement Date, the Advanced Rent Payment of One Million, Two Hundred and Fifty Thousand Dollars ($1,250,000) in cash, which amount shall be non-refundable except with regard to any termination of this Sublease pursuant to Sections 1(c), 2(f), 13 or 16(o) of this Sublease, in which event a pro-rated portion of the Advanced Rent Payment may be refundable for the period of time between the date the Subtenant enters the Sublease Premises for space planning, construction of tenant improvements or installation of furniture, equipment and furnishings pursuant to Section 1(d) of this Sublease and the Expiration Date which has not expired as of the date of termination of the Master Lease, provided however, in the event of any such termination of the Sublease pursuant to Sections 1(c), 2(f), 13 or 16(o) of this Sublease prior to Subtenant's payment of the Security Deposit pursuant to Section 3(g) of this Sublease, Seven Hundred and Fifty Thousand Dollars ($750,000) of such Advanced Rent Payment shall constitute the Security Deposit securing the performance of Subtenant's obligations under this Sublease.

     (b) SUBLANDLORD'S PAYMENT OF OPERATING EXPENSES AND TAX EXPENSES. Subtenant shall have no obligation to pay to Sublandlord or Master Landlord Operating Expenses, Tax Expenses or Utility Expenses (except as set forth below in 3(c)), as those terms are defined within Section 5 of the Master Lease.

     (c) SUBTENANT'S ELECTRICITY. From and after the Occupancy Date, Subtenant agrees to pay to Sublandlord the cost and expense of electricity for Subtenant's light, HVAC and outlet consumption ("Subtenant's Electricity") use in the Subleased Premises on a monthly basis based upon Sublandlord's estimate thereof. If actual Subtenant's Electricity is greater than Sublandlord's estimate thereof, a lump sum payment (which payment shall be deemed a payment of rent hereunder for all purposes) will be made from Subtenant to Sublandlord within thirty (30) days of the delivery of such statement equal to the amount by which actual Subtenant's Electricity exceeded Sublandlord's estimate thereof. If actual Subtenant's Electricity is less than Sublandlord's estimate thereof, Sublandlord shall promptly after delivery of such statement (but in no event within more than thirty (30) days) make a lump sum payment to Subtenant (or at Sublandlord's option, Sublandlord may credit such lump sum amount against the rent installment due in the immediately succeeding month) equal to the amount by which estimated Subtenant's Electricity exceeded the actual amount thereof. Notwithstanding the foregoing, Sublandlord reserves the right to assess Subtenant's Electricity based on an engineer's survey of Subtenant's electrical usage conducted from time to time or on the sub-metering of all or part of the Sublease Premises. Subtenant's Electricity shall be paid by Subtenant as additional rent at the same time and in the same manner as payments of Base Rent.

     (d) PERSONAL PROPERTY AND JANITORIAL SERVICE. From and after the Occupancy Date, Subtenant shall be responsible to pay directly (i) all personal property taxes assessed upon the Sublease Premises including without limitation any entitlement fees related to Subtenant's particular use of the Sublease Premises and any penalties related thereto to the extent any such penalties result from Subtenant's failure to so timely make such payments, and (ii) for the cost of all janitorial services provided to the Sublease Premises. Subtenant shall be responsible for contracting directly with a third party vendor for janitorial services for the Sublease Premises from and after the Occupancy Date.

     (e) PAYMENT OF RENT. As used herein, "RENT" shall include Base Rent, Subtenant's Electricity and any other additional rent, costs, charges and expenses to be paid by Subtenant to Sublandlord pursuant to this Sublease. Rent herein reserved or payable shall be paid at Sublandlord's election, (i) to Sublandlord's address for payment of Rent set forth in the Defined Terms, or
(ii) to such other payee and/or at such other place as Sublandlord may designate from time to time in writing, in lawful money of the United States of America, as and when the same become due and payable, without demand therefor and without any deduction, set-off or abatement whatsoever, except as expressly provided otherwise in this Sublease or the Master Lease. In the event the first day of the Sublease Term shall not be the first day of a calendar month or the last day of the Sublease Term is not the last day of the calendar month, Base Rent and other costs an expenses shall be appropriately prorated based on a thirty (30) day month. Additionally, Subtenant shall pay to Sublandlord, as additional rent hereunder, within twenty (20) days after written request therefor, any other payments for which Sublandlord shall become responsible to Master Landlord and which are otherwise the responsibility of Subtenant pursuant to the terms of this Sublease, including, but not limited to, additional rent arising (i) by reason of Subtenant's request for extraordinary services or utilities (such as replacement lighting or other utilities not otherwise provided to Sublandlord under the Master Lease) from Master Landlord or Sublandlord, or (ii) as a result of Subtenant's Event of Default hereunder.

     (f) LATE PAYMENT CHARGES. Any payment of Rent or other amount from Subtenant to Sublandlord or Master Landlord under this Sublease which is not paid on the date due shall accrue interest from the date due until the date paid at a rate equal to the lesser of ten percent (10%) per year or the maximum rate then permitted by law (the "INTEREST RATE"). If any installment of Rent is not paid promptly on the first of the month, or otherwise when due, Subtenant shall pay to Sublandlord a late payment charge equal to five percent (5%) of the amount of such delinquent payment of Rent, in addition to the installment of Rent then owing. Notwithstanding the foregoing two sentences, no late charge shall be imposed on the first late payment of Rent in any single calendar year of the Sublease Term unless Subtenant fails to make such payment within five (5) days after written notice from Sublandlord of such delinquency. This Section shall not relieve Subtenant of Subtenant's obligation to pay any amount owing hereunder at the time and in the manner provided.

     (g) SECURITY DEPOSIT. On or before January 15, 2004, Subtenant shall pay to Sublandlord the amount of (i) Seven Hundred and Fifty Thousand Dollars ($750,000.00), plus (ii) an amount equal to the total projected cost of the work, as estimated by Sublandlord in its reasonable discretion on or before January 15, 2004, to remove, repair and perform restoration work caused by such removal, of any Subtenant Improvements (herein defined in Section 6) required to be removed pursuant to Section 6 of this Sublease or Section 9.2 of the Master Lease ("RESTORATION COSTS"). Such cumulative security deposit shall be in the form of either cash or a letter of credit to be held by Sublandlord as a security deposit ("SECURITY DEPOSIT") for the performance of Subtenant's obligations under this Sublease. The Security Deposit shall be held by Sublandlord as security for the faithful performance by Subtenant of all of its obligations under this Sublease. Sublandlord shall not be required to keep the Security Deposit separate from its other accounts, provided that if Subtenant deposits the Security Deposit with the Sublandlord in the form of cash, such deposit shall be deemed to earn an interest at an annual rate of two percent (2%), which interest shall be payable to Subtenant upon the return of Security Deposit pursuant to this Section 3. Sublandlord may apply all or a part of the Security Deposit to

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

any unpaid Rent due from Subtenant or to cure any other default of Subtenant hereunder and to compensate Sublandlord for all damage and expense sustained as a result of such default. If all or any portion of the Security Deposit is so applied, Subtenant shall deposit cash sufficient to restore the Security Deposit to its original amount within five (5) days after receipt of Sublandlord's written demand. Provided that Subtenant complies with all of its obligations hereunder and promptly pays Rent when due, Sublandlord shall refund the Security Deposit, plus interest to Subtenant within thirty (30) days after the later of the expiration or earlier termination of the Sublease or Subtenant's vacating of the Sublease Premises. No trust relationship is created herein between Sublandlord and Subtenant with respect to the Security Deposit. Any deposit under the Master Lease which may be returned by the Master Landlord will be the property of Sublandlord.

     In lieu of a cash Security Deposit, Subtenant may deliver to Sublandlord a clean, irrevocable, non-documentary and unconditional letter of credit (the "LETTER OF CREDIT") issued by and drawn upon Silicon Valley Bank or another financial institution acceptable to Sublandlord (the "ISSUER"), which Letter of Credit shall have a term of not less than one year, be in form and content satisfactory to Sublandlord (and substantially as shown on EXHIBIT C to this Sublease), be for the account of Sublandlord, be in the amount of the Security Deposit then required to be deposited hereunder, and be fully transferable by Sublandlord to its successors and/or assigns without the payment of any fees or charges, it being agreed that if any such fees or charges shall be so imposed, then such fees or charges, shall be paid by Subtenant. The Letter of Credit shall provide that it shall be deemed automatically renewed, without amendment, for consecutive periods of one (1) year each thereafter during the Sublease Term, unless the Issuer sends notice (the "NON-RENEWAL NOTICE") to Sublandlord by certified mail, return receipt requested, not less than thirty (30) days next preceding the then expiration date of the Letter of Credit that it elects not to have such Letter of Credit renewed. Additionally, the Letter of Credit shall provide that Sublandlord shall have the right, exercisable upon its receipt of the Non-Renewal Notice, by sight draft on the Issuer, to receive the monies represented by the existing Letter of Credit and in such event, Sublandlord shall hold such proceeds pursuant to the terms of this Section as a cash security pending the replacement of such Letter of Credit. If an Event of Default shall have occurred and be continuing with respect to any provision of this Sublease, including but not limited to the provisions relating to the payment of Rent, Sublandlord may apply or retain the whole or any part of the cash security so deposited or may notify the Issuer and thereupon receive all the monies represented by the Letter of Credit and use, apply, or retain the whole or any part of such proceeds, as provided in this Section. Any portion of the cash proceeds of the Letter of Credit not so used or applied by Sublandlord in satisfaction of the obligations of Subtenant as to which such an Event of Default shall have occurred shall be retained by Sublandlord as a cash Security Deposit as provided herein. If Sublandlord applies or retains any part of the cash security or proceeds of the Letter of Credit, as the case may be, Subtenant shall, within five (5) days after written demand therefor, deposit with Sublandlord the amount so applied or retained so that Sublandlord shall have the full Security Deposit required pursuant to this Section on hand at all times during the Term.

     If the credit rating of the Issuer is downgraded, at any time during the Term of this Sublease, below the level of "A-" (long term) as issued by Standard and Poor's, or below the level of "A3" (long term) as issued by Moody's, Sublandlord may, in Sublandlord's sole discretion, require Subtenant to provide Sublandlord with a replacement Letter of Credit from a new Issuer with a credit rating of at least "A-" (long term) as issued by Standard and Poor's and at least "A3" (long term) as issued by Moody's (provided that if such Issuer is only rated by one of such rating bureaus, it satisfies the aforesaid rating requirement for such rating bureau), and otherwise acceptable to Sublandlord. Such replacement Letter of Credit shall be in the form called for by this Section 3(f) and shall be provided by Subtenant within thirty (30) days following Sublandlord's notice to Subtenant, and Subtenant's failure to provide such replacement Letter of Credit shall constitute an Event of Default. Upon Sublandlord's receipt of such replacement Letter of Credit, Sublandlord shall return the Letter of Credit originally issued by the downgraded Issuer to Subtenant.

     If Subtenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Sublease, the Letter of Credit shall be returned to Subtenant within thirty (30) days after the Expiration Date and after delivery of possession of the Sublease Premises to Sublandlord. In the event of a transfer of Sublandlord's interest in the Premises, within thirty
(30) days of notice of such transfer, Subtenant, at Subtenant's sole cost and expense, shall arrange for the transfer of the Letter of Credit to the new Sublandlord, as designated by Sublandlord, or have the Letter of Credit reissued in the name of the new Sublandlord and Sublandlord shall thereupon be released by Subtenant from all liability for the return of the reissued Letter of Credit, provided that Sublandlord shall return the original Letter of Credit issued in Sublandlord's name to Subtenant.

     Notwithstanding the foregoing, provided Subtenant is not then otherwise in default Sublandlord shall return to Subtenant the following portions of a cash Security Deposit, or so much thereof as shall not have theretofore been applied in accordance with the terms of this Section 3, on the dates specified below:

           February 1, 2005   $250,000.00

           February 1, 2006   $250,000.00

           March 1, 2007      $250,000.00

     If the Security Deposit is in the form of a Letter of Credit, Subtenant shall furnish Sublandlord with a replacement Letter of Credit in the form called for by this Section 3, on the dates specified above and reduced by the amounts set forth above.

     4. USE. The Sublease Premises shall be used for the Permitted Uses only and for no other purpose or business without the prior written consent of Master Landlord and Sublandlord, as provided for in the Master Lease. At its own expense, Subtenant will procure, maintain in effect and comply with all conditions of any and all permits, licenses and other governmental approvals required for Subtenant's use of the Sublease Premises.

     5. ASSIGNMENT AND SUBLETTING.

     (a) TRANSFER OF SUBLEASEHOLD ESTATE. Subtenant shall not permit occupancy of the Sublease Premises by any person or persons other than Subtenant or sell, assign, encumber, sublease or otherwise transfer by operation of law or otherwise (collectively, "TRANSFER") the Sublease Premises or this Sublease without Master Landlord's and Sublandlord's prior written consent, which consent of Sublandlord shall not be unreasonably withheld or conditioned or delayed subject to the provisions of Section 14 of the Master Lease as incorporated herein; provided, however, that, except with respect to an assignment or sublet to a Related Entity, prior to making the Sublease Premises available for subletting or assignment, Subtenant shall first offer to Sublandlord, by written notice, the right to recapture the portion of the Sublease Premises which Subtenant intends to sublet or assign. Sublandlord shall give its approval or reasons for disapproval, or election to recapture, within ten (10) business days after Subtenant has requested Sublandlord's consent to such sublease or assignment. If Sublandlord so elects to recapture, Sublandlord and Subtenant shall enter into an agreement partially terminating this Sublease with respect to the portion of the Sublease Premises so recaptured by Sublandlord. Subtenant shall reimburse Sublandlord, as additional rent, for (i) all of Sublandlord's reasonable attorneys fees and other costs, charges and expenses in connection with the review, processing, negotiation and documentation of any request for Sublandlord's and Master Landlord's consents to a proposed Transfer of the Sublease Premises (including, but not limited to, amounts payable by Sublandlord to Master Landlord for its consent) and (ii) fifty percent (50%) of the excess of any subrent and other consideration received by Subtenant by reason of such Transfer, over the sum of the Rent payable hereunder plus all of any bonus or excess rent payable by Sublandlord to Master Landlord under the Master Lease by reason of such Transfer. Any Transfer in violation of the terms of this Sublease shall be void and shall be of no force or effect. Any consent by Sublandlord or Master Landlord to any Transfer shall apply only to the specific Transfer thereby approved. Such consent shall not be construed as a waiver of Subtenant's obligations to obtain Sublandlord's and Master Landlord's consent to any subsequent Transfer or as a modification or limitation of Sublandlord's rights hereunder.

     (b) ASSUMPTION BY TRANSFEREES. Each and every assignee, transferee or successor in interest of Subtenant, and their respective assignees, transferees or successors in interest, shall immediately be and remain liable jointly and severally with Subtenant and with each other for the payment of the Rent payable under this Sublease and for the performance of all covenants, agreements, terms and provisions of this Sublease on the part of Subtenant to be performed to the end of the Sublease Term.

     (c) ASSIGNMENT OF SUBRENTS. In the event of any Transfer, whether or not in violation of the provisions of this Sublease, Sublandlord may, after an Event of Default by Subtenant, collect Rent from the assignee of the Sublease, or the subtenant or occupant or the Sublease Premises and apply the net amount collected to the curing of any Event of Default hereunder in any order or priority Sublandlord may elect, any unexpended balance to be applied by Sublandlord against any Rent or other obligations subsequently becoming due, but no such assignment, subletting, occupancy or collection of Rent shall be deemed a waiver of the covenants in this Section 5, nor shall it be deemed acceptance of the assignee, subtenant or occupant as a subtenant, or a release of Subtenant from the full performance by Subtenant of all of the terms, conditions and covenants of this Sublease.

     (d) VOLUNTARY TERMINATION OF MASTER LEASE. In the event that Master Landlord and Sublandlord negotiate a voluntary termination of the Master Lease, then as long as the Master Landlord and Subtenant have entered into a direct lease of the Sublease Premises, this Sublease shall terminate concurrently therewith and Sublandlord shall be relieved of its obligations, and released of all liability, accruing under this Sublease from and after the effective date of such direct lease, whereupon Subtenant shall attorn directly to the Master Landlord.

     6. ALTERATIONS. In limitation of the rights set forth in Section 9.1 of the Master Lease, Subtenant shall not make or suffer to be made any alterations, additions or improvements (collectively "ALTERATIONS") in, on, or to the Sublease Premises without the prior written consent of Sublandlord, which consent shall not be unreasonably withheld, conditioned or delayed and Master Landlord, pursuant to Section 9 of the Master Lease. Subtenant shall notify Sublandlord (and Master Landlord, if applicable) not less than five (5) business days in advance of commencing construction of the Alterations so that Sublandlord and Master Landlord may post appropriate notices of non-responsibility. The term "Alterations" includes any alterations, additions or improvements made by Subtenant to comply with the ADA as required by Section 1(f) above. All Alterations must be constructed (a) in a good and workman-like manner using materials of a quality comparable to those on the Sublease Premises, (b) in conformance with all Laws, (c) only after all necessary permits, licenses and approvals have been obtained by Subtenant from appropriate governmental agencies, and (d) shall be diligently prosecuted to completion. Any contractor or other person making any Alterations must first be approved in writing by Sublandlord (and Master Landlord, if required by the Master Lease) and Sublandlord may require that all work be performed under Sublandlord's supervision. Except where precluded by terms of the Master Lease and Master Landlord's rights in and to any Alterations to any of the Sublease Premises, within twenty-five (25) business days after Sublandlord's receipt of Subtenant's written notice of any Alterations, Sublandlord shall notify Subtenant whether or not Sublandlord will require Subtenant to remove such Alterations from the Sublease Premises upon the expiration or earlier termination of this Sublease. Subtenant shall where required pursuant to Sublandlord's previous notice, upon the expiration or sooner termination of this Sublease, at Subtenant's sole cost and expense, promptly remove any Alterations made or paid for by Subtenant and repair and restore the Sublease Premises to their original condition, ordinary wear and tear excepted.

     Subtenant will keep the Sublease Premises and the Building free from any liens arising out of any work performed, materials furnished, or obligations incurred by Subtenant. If a lien is filed, Subtenant will discharge the lien or post a bond within ten (10) days after receiving notice thereof. Sublandlord has the right to post and keep posted on the Sublease Premises any notices that may be provided by law or which Sublandlord may deem to be proper for the protection of Sublandlord, the Sublease Premises and the Building from such liens. Subtenant shall promptly reimburse to Sublandlord as additional rent hereunder, any fees or charges imposed on Sublandlord under the Master Lease by virtue of Subtenant's proposal or performance of any Alterations.

     Subject to Master Landlord's approval thereof, Sublandlord hereby approves the preliminary plans attached hereto as EXHIBIT D for certain Alterations to be installed in the Sublease Premises by Subtenant (the "SUBTENANT IMPROVEMENTS"). Subtenant shall submit for Sublandlord's approval (which approval shall not be unreasonably withheld) final plans and specifications for the Subtenant Improvements. Sublandlord shall not unreasonably withhold its approval if such final plans and specifications are natural derivations of EXHIBIT D. Sublandlord shall give its approval or detailed reasons for disapproval within ten (10) business days of receipt of the final plans and specifications for the Subtenant Improvements. Subtenant's construction of the Tenant Improvements shall otherwise comply with the terms and conditions of Section 14 of the Master Lease, including, but not limited to, Subtenant's obligation to remove such Subtenant Improvements if required by Master Landlord in accordance therewith. Notwithstanding anything in this Sublease or the Master Lease to the contrary, and as long as Master Landlord does not require such removal, Sublandlord shall not require Subtenant to remove the Subtenant Improvements at the expiration of the Sublease Term, but Sublandlord reserves the right to require such removal if this Sublease is terminated due to the default of the Subtenant prior to the expiration of the Sublease Term. Subtenant shall be solely responsible for the cost of all architectural, engineering, permitting and any Master Landlord related fees arising from the planning, review and completion of the Subtenant Improvements.

     7. INDEMNITY.

     (a) SUBTENANT INDEMNITY. Subtenant shall indemnify, defend (by counsel acceptable to Sublandlord and Master Landlord in their sole discretion), protect and hold Sublandlord and Master Landlord and their respective directors, officers, shareholders, partners, members, employees, contractors, assigns and mortgagees harmless from and against, and release and waive the same from any and all liabilities, claims, demands, losses, damages, costs and expenses (including reasonable attorneys' fees) arising out of or relating to (i) the use or occupancy of the Sublease Premises by Subtenant or its Agents or anyone claiming by, through or under Subtenant; (ii) the failure by Subtenant or anyone claiming by, through or under Subtenant to comply with any term, condition, or covenant of this Sublease or the Master Lease incorporated herein, including, without limitation, Subtenant's obligation to surrender the Sublease Premises in the condition herein required; (iii) the negligence or willful misconduct of Subtenant, its Agents or anyone claiming by, through or under Subtenant; (iv) the existence of Hazardous Materials on, under or about the Sublease Premises to the extent caused, stored, released, discharged or introduced by Subtenant or its Agents; (v) the death of or injury to any person or damage to any property in the Sublease Premises; or (vi) the death of or injury to any person or damage to any property on or about the Master Premises to the extent caused by the negligence or willful misconduct of Subtenant or its Agents. Notwithstanding anything in this Sublease or the Master Lease to the contrary, Subtenant shall not be responsible for, or indemnify Sublandlord or Master Landlord for, any injury to or death of any person or damage to property to the extent caused by the negligence or willful misconduct of Master Landlord, Sublandlord or their respective Agents, employees, or contractors).

     (b) SUBLANDLORD INDEMNITY. Sublandlord shall indemnify, defend (by counsel acceptable to Subtenant), protect and hold Subtenant and its directors, officers, shareholders, partners, members, employees, contractors and assigns harmless from and against and release and waive the same from any and all liabilities, claims, demands, losses, damages, costs and expenses (including attorneys' fees) arising out of or relating to: (i) the existence of Hazardous Materials on, under or about the Sublease Premises to the extent introduced upon the Sublease Premises by Sublandlord, its agents, employees, contractors, licensees, subtenants or invitees prior to the Commencement Date; or (ii) the death of or injury to any person or damage to any property to the extent caused by the negligence or willful misconduct of Sublandlord or its agents, employees, contractors, licensees, subtenants or invitees (other than Subtenant). Notwithstanding anything in this Sublease to the contrary, Sublandlord shall not be responsible for, or indemnify Subtenant for, any injury to or death of any person or damage to property to the extent caused by (i) the negligence or willful misconduct of Subtenant or its Agents or (ii) the breach by Subtenant of its obligations under this Sublease.

     The indemnifications set forth in this Article 7 shall survive the expiration or earlier termination of this Sublease.

     8. INSURANCE.

     (a) SUBTENANT COMPLIANCE WITH INSURANCE REQUIREMENTS. Subtenant shall not, directly or indirectly, make any use of the Sublease Premises which may be dangerous to person or property or which may jeopardize any insurance coverage or may increase the cost of insurance or require additional insurance coverage. If, by reason of any activity allowed by Subtenant in the Sublease Premises, any insurance coverage is jeopardized or insurance premiums are increased, Sublandlord shall have the option, in its sole discretion, either to terminate this Sublease or to require Subtenant to make immediate payment of such increased insurance premium and upon payment of such premium Subtenant shall not be deemed in default hereunder. Subtenant may not self-insure against any risks required herein to be covered by insurance.

     (b) SUBTENANT'S USE OF CONSULTANTS AND CONTRACTORS. In the event Subtenant utilizes the services of consultants and/or contractors at the Sublease Premises, Subtenant shall require from them (or provide in its insurance policies) for insurance coverage for all such consultants and contractors with the same minimum insurance requirements detailed below. Sublandlord reserves the right to request from Subtenant copies of such consultants' and contractors' certificates (to the extent such persons are not covered under Subtenant's insurance policies) when deemed necessary.

     (c) POLICY REQUIREMENTS. The policies carried by Subtenant as required below (i) shall be written by companies licensed to do business in the state in which the Sublease Premises are located and have a General Policyholder's rating of at least B+13 as set forth in the most current issue of Best's Insurance Guide, (ii) not be invalidated or reduced by the acts or omissions of other insureds, or by any breach, violation or misrepresentation of any warranties, declarations or conditions in such policy, (iii) name Master Landlord, Sublandlord and any other additional insureds required to be named in Sublandlord's insurance policies under the Master Lease, and their respective officers, directors, employees, agents and invitees as additional insureds, and
(iv) endorsed to stipulate that Subtenant's insurance shall be primary to and noncontributory with any and all other insurance maintained or otherwise afforded to Sublandlord or Master Landlord, or their respective officers, directors, employees and agents. The insurance policies required herein shall also comply with the standards for insurance coverage set forth in the Master Lease.

     (d) CERTIFICATES OF INSURANCE. Certificates of insurance for all insurance required hereby shall be furnished by Subtenant to Sublandlord and Master Landlord before the Commencement Date and thereafter at least thirty (30) days prior to each policy expiration. The insurance certificates required hereby shall provide that the insurance carrier shall endeavor to provide the certificate holders with at least ten (10) days notice prior to the cancellation, non-renewal or adverse material change in any policy covered thereby and shall otherwise be acceptable in form and substance to Sublandlord, but any acceptance of insurance certificates by Sublandlord shall not limit or relieve Subtenant of its obligations under this Section 8. NOTICE TO SUBTENANT: IN ACCORDANCE WITH THE TERMS OF THIS SUBLEASE, SUBTENANT MUST PROVIDE EVIDENCE OF THE REQUIRED INSURANCE TO SUBLANDLORD PRIOR TO OCCUPANCY OF THE SUBLEASE PREMISES.

     (e) SUBTENANT'S INSURANCE POLICIES. Subtenant shall, at its own expense, at all times during the Sublease Term provide and maintain in effect those insurance policies and minimum limits of coverage as designated below, and any other insurance required by Section 11 of the Master Lease or by law of the State in which the Sublease Premises are located.

           (i) WORKERS' COMPENSATION AND EMPLOYER'S LIABILITY INSURANCE. Subtenant shall carry Workers' Compensation insurance as required by any applicable law or regulation and, in accordance with the provisions of all applicable Laws. Subtenant shall carry Employer's Liability insurance in amounts not less than $1,000,000 per illness or injury.

           (ii) "SPECIAL PURPOSE" INSURANCE. Subtenant shall carry "special purpose" insurance covering leasehold improvements paid for by Subtenant and Subtenant's personal property from time to time in, on, or at the Sublease Premises, in an amount not less than eighty percent (80%) of the full replacement cost to provide protection against events protected under "fire and extended coverage," as well as against sprinkler damage, vandalism, and malicious mischief.

           (iii) COMMERCIAL GENERAL LIABILITY INSURANCE. Subtenant shall carry Commercial General Liability insurance covering all operations by or on behalf of Subtenant at the Sublease Premises, and providing insurance for bodily injury, property damage, personal injury, blanket contractual, independent contractors, severability of interest and advertising injury, as those terms are defined by Commercial General Liability insurance policies, with limits of not less than $1,000,000 each occurrence or claim and $2,000,000 in the aggregate. If such policy of Commercial General Liability insurance is written on a claims-made basis, such policy shall provide "tail coverage" for claims made for a minimum of one (1) year following expiration or earlier termination of this Sublease (and such coverage shall be expressly set forth in the applicable certificate of insurance).

           (iv) AUTOMOBILE LIABILITY INSURANCE. Subtenant shall carry Business Automobile Liability insurance, including bodily injury and property damage for all vehicles, including but not limited to all owned, hired (or rented) and non-owned vehicles. The limits of liability shall not be less than $1,000,000 combined single limit for each accident and in the aggregate.

           (v) BUSINESS INTERRUPTION INSURANCE. Subtenant's "special purpose" insurance shall provide coverage for business interruption/loss of income/extra expense insurance in an amount not less than $20,000,000.

           (vi) EMPLOYMENT PRACTICES LIABILITY INSURANCE. Subtenant shall carry Employment Practices Liability insurance providing coverage for employment practices liability, including by way of example but not limitation, wrongful termination, sexual or other harassment, discrimination, invasion of privacy, employment-related defamation, and violation of the Family and Medical Leave Act, with limits of not less than $1,000,000 per occurrence or claim and in the annual aggregate.

           (vii) MASTER LANDLORD AND SUBLANDLORD PROPERTY. Subtenant shall obtain insurance to cover loss or damage to any Master Landlord-owned or Sublandlord-owned property in the care, custody, or control of Subtenant (including, but not limited, to any furniture, fixtures or equipment) for all losses including, but not limited to, theft, loss, misappropriation or destruction caused by Subtenant, its employees, agents, or other representative whether intentional or through negligence.

     9. SIGNS. Subtenant shall not place on any portion of the Sublease Premises any sign, placard, lettering in or on windows, banners, displays or other advertising or communicative material which is visible from the exterior of the Sublease Premises without the prior written approval of Sublandlord, which shall not be unreasonably withheld, conditioned or delayed, and, if required, from Master Landlord in accordance with the Master Lease; provided, however, that subject to compliance with the terms of this Sublease and the Master Lease, Subtenant shall have the right, at its sole cost and expense, to install suite identification signage in the main lobby of the Building and identification signage on the Building and on the monument sign for the Building subject to Master Landlord's sign criteria and Master Landlord's prior written approval. All such approved signs shall strictly conform to all Laws. Subtenant shall maintain such signs in good condition and repair. If Subtenant fails to remove such signs upon the expiration or earlier termination of this Sublease, and repair any damage caused by such removal, Sublandlord may do so at Subtenant's expense, which expense, together with interest thereon at the rate for late payments set forth in Section 3(g) above shall be paid by Subtenant to Sublandlord upon demand.

     10. HAZARDOUS SUBSTANCES. Subtenant shall strictly comply with Section 26 of the Master Lease to the extent such provisions relate to the Sublease Premises during the Sublease Term. Subtenant, at its sole cost and expense, shall be fully responsible for the storage and disposal of all Hazardous Materials used in, on or about the Building by the Subtenant or its Agents. Notwithstanding anything in this Sublease to the contrary, Subtenant shall have no liability to Sublandlord or Master Landlord or responsibility under this Sublease for any Hazardous Materials in, on, under or about the Sublease Premises which were not released, discharged, stored or introduced by Subtenant or its Agents.

     11. ESTOPPEL CERTIFICATES. Subtenant will at any time upon not less than ten (10) business days' prior written notice from Sublandlord execute, acknowledge and deliver to Sublandlord a statement in writing (i) certifying that this Sublease is unmodified (or, if modified, stating the nature of such modification) and is in full force and effect, the amount of any Security Deposit, and the date to which Rent are paid in advance, if any, (ii) acknowledging that there are not, to Subtenant's knowledge, any uncured defaults on the part of Sublandlord hereunder or of Master Landlord under the Master Lease, or specifying such defaults if any are claimed, and (iii) any other matters relating to the Sublease or the Sublease Premises as may be reasonably requested by Sublandlord. Any such statement may be conclusively relied upon by any prospective purchaser, transferee or encumbrancer of the Sublease Premises or of Sublandlord's interest in this Sublease.

     12. EVENTS OF DEFAULT. If one or more of the following events ("EVENT OF DEFAULT") occurs, such occurrence constitutes a breach of this Sublease by Subtenant (such events being in addition to, and superseding to the extent inconsistent with, the Events of Default set forth in the Master Lease):

     (a) Subtenant fails to pay when due any Rent due hereunder and such failure shall continue for five (5) days after written notice thereof from Sublandlord;

     (b) Subtenant fails to comply with any other provision of this Sublease in the manner and within the time required, and such failure continues for twenty (20) days after written notice thereof from Sublandlord, provided that if such failure cannot be cured within such twenty (20) day period, an Event of Default shall not be deemed to have occurred so long as (i) Subtenant commences such cure within such twenty (20) day period and diligently pursues such cure to completion, provided so that an "event of default" (as defined in the Master Lease) is not deemed to have occurred under the Master Lease;

     (c) any other event occurs which involves Subtenant or the Sublease Premises and which would constitute an event of default under the Master Lease if it involved Sublandlord or the Master Premises, subject to any notice and/or cure periods applicable thereto as set forth in the Master Lease;

     (d) the occurrence of an event of default under the Master Lease which is the result of any act or omission of Subtenant or any person claiming by, through or under Subtenant or any of their respective employees, subtenants, licensees, agents, contractors and invitees (each, a "SUBTENANT PARTY"); or

     (e) any purported or attempted Transfer of this Sublease or the Sublease Premises in contravention of this Sublease or the Master Lease; or

     (f) Subtenant (i) files or consents by answer or otherwise to the filing against it of a petition for relief or reorganization or arrangement or any other petition in bankruptcy or liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction; (ii) makes an assignment for the benefit of its creditors; (iii) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers of itself or of any substantial part of its property; or (iv) takes action for the purpose of any of the foregoing;

     (g) A court or governmental authority of competent jurisdiction, without consent by Subtenant, enters an order appointing a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial portion of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding up or liquidation of Subtenant, or if any such petition is filed against Subtenant and such petition is not dismissed within sixty (60) days; or

     (h) This Sublease or any estate of Subtenant hereunder is levied upon under any attachment or execution and such attachment or execution is not vacated within sixty (60) days.

     Upon the occurrence of an Event of Default, Sublandlord shall have, in addition to any other rights and remedies available to it under this Sublease and/or at law and/or in equity, any and all rights and remedies of Master Landlord set forth in the Master Lease as incorporated herein. All rights and remedies of Sublandlord herein enumerated shall be cumulative and none shall exclude any other right allowed by law or in equity and said rights and remedies may be exercised and enforced concurrently and whenever and as often as occasion therefor arises. If Subtenant shall have committed an Event of Default, then Sublandlord shall have the right, but not the obligation, without waiving or releasing Subtenant from any obligations hereunder, to cure such Event of Default in such manner and to such extent as Sublandlord shall deem necessary, and in exercising any such right, to pay or incur any reasonable costs and expenses (including, without limitation, attorneys' fees and costs) required in connection therewith which Subtenant shall pay to Sublandlord upon, together with interest thereon at the Interest Rate.

     13. OTHER CASUALTY; EMINENT DOMAIN. In the event of a fire or other casualty affecting the Building or the Sublease Premises, or of a taking of all or a part of the Building or Sublease Premises under the power of eminent domain: (i) Sublandlord shall be obligated to restore the Sublease Premises to the condition it was in at the Effective Date to the extent that it is the responsibility of Sublandlord as it is the Tenant under the Master Lease, except as otherwise set forth herein, to do so but Sublandlord shall not have any obligation to repair or restore the Sublease Premises to the extent of any Alterations performed by or on behalf of the Subtenant or any personal property of Subtenant; (ii) Subtenant shall be entitled only to a proportionate abatement of Rent to the extent Sublandlord receives a corresponding abatement of rent under the Master Lease during the time and to the extent the Sublease Premises are unfit for occupancy for the purposes permitted under this Sublease and not occupied by Subtenant as a result thereof; (iii) Subtenant shall not, by reason thereof, have a right to terminate this Sublease unless the Master Lease shall be terminated; and (iv) Sublandlord reserves the right to terminate the Master Lease and this Sublease in connection with any right granted to it under the Master Lease whether or not the Sublease Premises is damaged or the subject of a taking. In the event Master Landlord or Sublandlord exercises the right to terminate the Master Lease as the result of any such fire, casualty or taking, Sublandlord shall provide Subtenant with a copy of the relevant termination notice and this Sublease shall terminate on the date upon which the Master Lease terminates.

     14. INTENTIONALLY OMITTED

     15. LIMIT OF SUBLANDLORD'S LIABILITY. Notwithstanding anything to the contrary contained in this Sublease, Sublandlord, its partners, members, officers, directors, employees, agents, servants and contractors (collectively, the "SUBLANDLORD PARTIES"), shall not be liable for any damages or injury to person or property or resulting from the loss of use thereof sustained by Subtenant or any Subtenant Party, based on, arising out of, or resulting from, any cause whatsoever, including any due to the Building becoming out of repair, or due to the occurrence of any accident or event in or about the Building, or due to any act or neglect of any tenant or occupant of the Building or any other person, provided however Sublandlord shall not be released from liability to Subtenant for any physical injury to any natural person caused by

Sublandlord's negligence or willful misconduct to the extent such injury is not covered by insurance either carried by Subtenant (or such person) or required by this Sublease to be carried by Subtenant; provided that neither Sublandlord nor any Sublandlord Party shall under any circumstances be liable for any exemplary, punitive, consequential or indirect damages (or for any interruption of or loss to business).

     16. MISCELLANEOUS.

     (a) ATTORNEYS' FEES. In the event of any litigation or arbitration between Sublandlord and Subtenant, whether based on contract, tort or other cause of action or involving bankruptcy or similar proceedings, in any way related to this Sublease, the non-prevailing party shall pay to the prevailing party all reasonable attorneys' fees and costs and expenses of any type, without restriction by statute, court rule or otherwise, incurred by the prevailing party in connection with any action or proceeding (including arbitration proceedings, any appeals and the enforcement of any judgment or award), whether or not the dispute is litigated or prosecuted to final judgment. The "prevailing party" shall be determined based upon an assessment of which party's major arguments or positions taken in the action or proceeding could fairly be said to have prevailed (whether by compromise, settlement, abandonment by other party of its claim or defense, final decision after any appeals, or otherwise) over the other party's major arguments or positions on major disputed issues. Any fees and cost incurred in enforcing a judgment shall be recoverable separately from any other amount included in the judgment and shall survive and not be merged in the judgment.

     (b) AUTHORITY. Each person executing this Sublease on behalf of a party hereto represents and warrants that he or she is authorized and empowered to do so and to thereby bind the party on whose behalf he or she is signing.

     (c) BROKERAGE COMMISSIONS. Subtenant hereby acknowledges that Sublandlord's Broker represents both the Subtenant and the Sublandlord. Sublandlord shall pay a commission to each of Sublandlord's Broker and Subtenant's Broker in connection with this Sublease transaction pursuant to Sublandlord's separate agreement with such Brokers. Except for Sublandlord's Broker and Subtenant's Broker, each of Subtenant and Sublandlord warrants and represents to the other that it has dealt with no other broker or other person in connection with this sublease transaction other than the other party and its agents and employees. Each of Sublandlord and Subtenant agrees to indemnify, defend and save harmless the other and Master Landlord from any and all costs, expenses, attorneys' fees, charges or liability arising out of any claim by any broker or agent, other than Sublandlord's Broker or Subtenant's Broker, as a result of such party's conversations, correspondence, other dealings or actions in connection with this Sublease.

     (d) CAPTIONS. All captions and headings in this Sublease are for the purposes of reference and convenience and shall not limit or expand the provisions of this Sublease.

     (e) COUNTERPARTS. This Sublease may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall comprise but a single instrument.

     (f) ENTIRE AGREEMENT. This Sublease and the applicable portions of the Master Lease contained by reference herein, contain all of the covenants, conditions and agreements between the parties concerning the Sublease Premises, and shall supersede any and all prior correspondence, agreements and understandings concerning the Sublease Premises, both oral and written. No addition or modification of any term or provision of this Sublease shall be effective unless set forth in writing and signed by both Sublandlord and Subtenant.

     (g) NOTICES. Any notice required or desired to be given regarding this Sublease shall be in writing and may be given by personal delivery, reputable next-day courier service, or by certified or registered mail. A notice shall be deemed to have been given (i) on the third business day after mailing if mailed, postage prepaid, return receipt requested addressed to the party to be served at its address specified in the Defined Terms, and (ii) when delivered or refused if given by personal delivery or courier service. Copies of notices of defaults under this Sublease shall be concurrently provided to Master Landlord at the address set forth in the Master Lease. Either party may change its address by giving notice of the same in accordance with this Section (g).

     (h) GOVERNING LAW. This Sublease shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts (the "STATE") applicable to contracts entered into in the State between parties residing in the State. Subtenant hereby consents to the personal jurisdiction and venue of any State court located in the county in which the Building is located and United States District Courts for the District of Massachusetts, and any successor court, and the service or process by any means authorized by such court.

     (i) EXHIBITS. All exhibits and any schedules or riders attached to this Sublease are incorporated herein by this reference and made a part hereof, and any reference in the body of the Sublease or in the exhibits, schedules or riders to the Sublease shall mean this Sublease, together with all exhibits, schedules and riders.

     (j) WAIVER OF TRIAL BY JURY. EACH PARTY HEREBY WAIVES ANY AND ALL RIGHTS IT MAY HAVE UNDER APPLICABLE LAW TO TRIAL BY JURY WITH RESPECT TO ANY DISPUTE WITH THE OTHER PARTY ARISING DIRECTLY OR INDIRECTLY IN CONNECTION WITH THIS SUBLEASE, THE MASTER LEASE, OR THE SUBLEASE PREMISES.

     (k) NEGOTIATION AND MEDIATION OF DISPUTES. In the event that Sublandlord and Subtenant become involved in any dispute, controversy or claim arising out of or relating to the Sublease Premises, this Sublease or a breach hereof (a "DISPUTE"), either party may initiate negotiation proceedings by sending written notice to the other party setting forth the particulars of the Dispute, the term(s) of this Sublease that are involved and a suggested resolution of the problem. The recipient of the letter must respond in writing within ten (10) business days with an explanation and response to the proposed solution. If an exchange of correspondence does not resolve the Dispute, a representative of each party shall meet on at least one (1) occasion within thirty (30) days of the parties' exchange of correspondence to attempt to resolve the Dispute. The meeting shall take place at a location mutually selected by the parties and, should they not agree on a location, at the Boston, Massachusetts office of JAMS at the parties' shared expense. In the event Sublandlord and Subtenant do not resolve such Dispute within thirty (30) days (or any mutually agreed to extension of time) after the first meeting of their representatives with regard to such Dispute, Sublandlord and Subtenant agree to participate in good faith in an informal, non-binding mediation. Sublandlord and Subtenant shall select a mutually acceptable panel member from the list of neutrals in the Boston, Massachusetts office of JAMS or, if Sublandlord and Subtenant so agree, any other mutually acceptable alternative dispute resolution provider. If Sublandlord and Subtenant cannot agree to a mutually acceptable mediator, then JAMS shall send a list of three (3) names and resumes of the available mediators in the Boston, Massachusetts office of JAMS to Sublandlord and Subtenant, each of whom may strike one (1) name, leaving the remaining name as the mediator. If more than one (1) name remains, the JAMS administrator shall select the designated mediator. The mediation shall take place in the Boston, Massachusetts office of JAMS. The cost of such mediation shall be borne equally by Sublandlord and Subtenant provided that each party shall be responsible for the costs and fees of its own attorneys, experts and consultants engaged by it connection therewith.

     (l) SUCCESSORS AND ASSIGNS. Subject to the provisions of this Sublease and the Master Lease relating to assignment and subletting, this Sublease shall be binding upon, and shall insure to the benefit of the parties' respective representatives, successors and assigns.

     (m) ACCESS. Sublandlord reserves the right to enter the Sublease Premises upon reasonable prior written or oral notice, giving 24 hour notice whenever possible to Subtenant (except that in case of emergency no notice shall be necessary) in order to inspect the Sublease Premises and/or the performance by Subtenant of the terms of this Sublease or to exercise Sublandlord's rights or perform Sublandlord's obligations hereunder.

     (n)   TIME. Time is of the essence of every provision of this Sublease.

     (o) MASTER LANDLORD'S CONSENT. The effectiveness of this Sublease is conditioned upon receipt of Master Landlord's Consent. Notwithstanding anything in this Sublease to the contrary, in the event Master Landlord's Consent is not received within thirty (30) days after the date of this Sublease, or such later date Sublandlord and Subtenant may agree in writing, this Sublease shall automatically become null and void, in which case Sublandlord shall return any Security Deposit and prepaid Base Rent or Advanced Rent Payment to Subtenant.

     (p) QUIET ENJOYMENT. Sublandlord covenants with Subtenant that, upon paying the Rent and observing the covenants, agreements and conditions of this Sublease on its part to be kept (i) Subtenant shall and may peaceably and quietly have, hold and enjoy the Sublease Premises during the term of this Sublease and (ii) neither Sublandlord nor anyone claiming by, through or under Sublandlord shall disturb Subtenant's occupancy or enjoyment of the Sublease Premises.

     IN WITNESS WHEREOF, Sublandlord and Subtenant have duly executed this Sublease as of the day and year first above written.

SUBLANDLORD:                            SUBTENANT:

CISCO SYSTEMS, INC., a California       SONUS NETWORKS, a Delaware
corporation                             corporation

By:    /s/ Spiro G. Kailas              By:     /s/ S.J. Nill
      -------------------------------         -------------------------------
Name:  Spiro G. Kailas                  Name:   S.J. Nill
      -------------------------------         -------------------------------
Title: Director, Americas Real Estate   Title:  VP & CFO
      -------------------------------         -------------------------------


By:                                     By:
      -------------------------------         -------------------------------
Name:                                   Name:
      -------------------------------         -------------------------------
Title:                                  Title:
      -------------------------------         -------------------------------

                                    EXHIBIT A

                                  MASTER LEASE

                                    EXHIBIT B

                                SUBLEASE PREMISES

                                    EXHIBIT C

               STANDBY LETTER OF CREDIT DRAFT FOR REGIONAL OFFICES

IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSFXXXXXX

DATE:

BENEFICIARY:
CISCO SYSTEMS, INC.
170 WEST TASMAN DRIVE
SAN JOSE, CA 95134-1706
ATTN: DIRECTOR, AMERICAS REAL ESTATE

APPLICANT:
SONUS NETWORKS, INC.
5 CARLISLE ROAD
WESTFORD, MA 01886

AMOUNT: _______________________________________

EXPIRATION DATE: _____, 2004

LOCATION: AT OUR COUNTERS IN SANTA CLARA, CALIFORNIA

DEAR SIR/MADAM:

WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSFXXXXXX IN YOUR FAVOR AVAILABLE BY YOUR DRAFT DRAWN ON US AT SIGHT IN THE FORM OF EXHIBIT "B" ATTACHED AND ACCOMPANIED BY THE FOLLOWING DOCUMENTS:

1. THE ORIGINAL OF THIS LETTER OF CREDIT AND ALL AMENDMENT(S), IF ANY.
2. A DATED CERTIFICATION FROM THE BENEFICIARY SIGNED BY AN AUTHORIZED OFFICER, FOLLOWED BY ITS DESIGNATED TITLE, STATING THE FOLLOWING:

     "THE UNDERSIGNED IS ENTITLED TO DRAW UPON THIS CREDIT IN ACCORDANCE WITH THE TERMS OF THAT CERTAIN SUBLEASE DATED _______________, 2003 BY AND BETWEEN CISCO SYSTEMS, INC., AS SUBLANDLORD AND SONUS NETWORKS, INC., AS SUBTENANT (AS THE SAME MAY BE MODIFIED, AMENDED OR ASSIGNED) FOR THE SUBLEASE OF CERTAIN SPACE LOCATED AT 250 APOLLO DRIVE, CHELMSFORD, MASSACHUSETTS."

THE LEASE AGREEMENT MENTIONED ABOVE IS FOR IDENTIFICATION PURPOSES ONLY AND IT IS NOT INTENDED THAT SAID LEASE AGREEMENT BE INCORPORATED HEREIN OR FORM PART OF THIS LETTER OF CREDIT.

PARTIAL DRAWS ARE ALLOWED. THIS LETTER OF CREDIT MUST ACCOMPANY ANY DRAWINGS HEREUNDER FOR ENDORSEMENT OF THE DRAWING AMOUNT AND WILL BE RETURNED TO THE BENEFICIARY UNLESS IT IS FULLY UTILIZED.

DRAFT(S) AND DOCUMENTS MUST INDICATE THE NUMBER AND DATE OF THIS LETTER OF
CREDIT.

IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSFXXXXXX
DATED

THIS LETTER OF CREDIT SHALL BE AUTOMATICALLY EXTENDED FOR AN ADDITIONAL PERIOD OF ONE YEAR, WITHOUT AMENDMENT, FROM THE PRESENT OR EACH FUTURE EXPIRATION DATE UNLESS AT LEAST SIXTY (60) DAYS PRIOR TO THE THEN CURRENT EXPIRATION DATE WE NOTIFY YOU BY REGISTERED MAIL/OVERNIGHT COURIER SERVICE AT THE ABOVE ADDRESSES THAT THIS LETTER OF CREDIT WILL NOT BE EXTENDED BEYOND THE CURRENT EXPIRATION DATE. IN NO EVENT SHALL THIS LETTER OF CREDIT BE AUTOMATICALLY EXTENDED BEYOND MARCH 31, 2007.

THIS LETTER OF CREDIT IS TRANSFERABLE SUCCESSIVELY IN ITS ENTIRETY ONLY UP TO THE THEN AVAILABLE AMOUNT IN FAVOR OF ANY NOMINATED TRANSFEE THAT IS THE SUCCESSOR IN INTEREST TO BENEFICIARY OR IS THE NEW OWNER OF CERTAIN STATED PROPERTY ("TRANSFEREE"), ASSUMING SUCH TRANSFER TO SUCH TRANSFEREE WOULD BE IN COMPLIANCE WITH THEN APPLICABLE LAW AND REGULATIONS, INCLUDING BUT OT LIMITED TO THE REGULATIONS OF THE U.S. DEPARTMENT OF TREASURY AND U.S. DEPARTMENT OF COMMERCE. AT THE TIME OF TRANSFER, THE ORIGINAL LETTER OF CREDIT AND ORIGIANL AMENDMENT(S), IF ANY, MUST BE SURRENDERED TO US TOGETHER WITH OUR LETTER OF TRANSFER DOCUMENTATION (IN THE FORM OF EXHIBIT "A" ATTACHED HERETO). OUR TRANSFER FEE OF 1/4 OF 1% OF THE TRANSFER AMOUNT (MINIMUM $250.00) IS FOR THE ACCOUNT OF THE APPLICANT.

ALL DEMANDS FOR PAYMENT SHALL BE MADE BY PRESENTATION OF THE ORIGINAL APPROPRIATE DOCUMENTS PRIOR TO 10:00 A.M. CALIFORNIA TIME, ON A BUSINESS DAY AT OUR OFFICE (THE "BANK'S OFFICE") AT: SILICON VALLEY BANK, 3003 TASMAN DRIVE SANTA CLARA, CA 95054, ATTENTION: STANDBY LETTER OF CREDIT NEGOTIATION SECTION.

PAYMENT AGAINST CONFORMING PRESENTATIONS HEREUNDER SHALL BE MADE BY BANK DURING NORMAL BUSINESS HOURS OF THE BANK'S OFFICE WITHIN TWO (2) BUSINESS DAYS AFTER PRESENTATION.

WE HEREBY AGREE WITH THE DRAWERS, ENDORSERS AND BONAFIDE HOLDERS THAT THE DRAFTS DRAWN UNDER AND IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT SHALL BE DULY HONORED UPON PRESENTATION TO THE DRAWEE, IF NEGOTIATED ON OR BEFORE THE EXPIRATION DATE OF THIS CREDIT.

THIS CREDIT SETS FORTH IN FULL THE TERMS OF OUR UNDERTAKING AND SUCH AN UNDERTAKING SHALL NOT IN ANY WAY BE MODIFIED OR AMPLIFIED BY REFERENCE TO ANY DOCUMENTS, INSTRUMENTS OR AGREEMENTS REFERRED TO HEREIN, OR IN WHICH THIS CREDIT IS REFERRED TO OR TO WHICH THIS CREDIT RELATES AND ANY SUCH REFERENCE SHALL NOT BE DEEMED TO INCORPORATE HEREIN BY REFERENCE ANY SUCH DOCUMENTS, INSTRUMENTS OR AGREEMENTS.

THIS LETTER OF CREDIT IS SUBJECT TO THE INTERNATIONAL STANDBY PRACTICES 1998, ("ISP98"), INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 590.


      -----------------------             ------------------------
       AUTHORIZED SIGNATURE                 AUTHORIZED SIGNATURE

                                   EXHIBIT "A"

DATE:

TO: SILICON VALLEY BANK
    3003 TASMAN DRIVE                   RE: STANDBY LETTER OF CREDIT
    SANTA CLARA, CA 95054                    NO.                  ISSUED BY
    ATTN:INTERNATIONAL DIVISION.             SILICON VALLEY BANK, SANTA CLARA
         STANDBY LETTERS OF CREDIT           L/C AMOUNT:

GENTLEMEN:

FOR VALUE RECEIVED, THE UNDERSIGNED BENEFICIARY HEREBY IRREVOCABLY TRANSFERS TO:

(NAME OF TRANSFEREE)
(ADDRESS)


ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY TO DRAW UNDER THE ABOVE LETTER OF CREDIT UP TO ITS AVAILABLE AMOUNT AS SHOWN ABOVE AS OF THE DATE OF THIS TRANSFER.

BY THIS TRANSFER, ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY IN SUCH LETTER OF CREDIT ARE TRANSFERRED TO THE TRANSFEREE. TRANSFEREE SHALL HAVE THE SOLE RIGHTS AS BENEFICIARY THEREOF, INCLUDING SOLE RIGHTS RELATING TO ANY AMENDMENTS, WHETHER INCREASES OR EXTENSIONS OR OTHER AMENDMENTS, AND WHETHER NOW EXISTING OR HEREAFTER MADE. ALL AMENDMENTS ARE TO BE ADVISED DIRECT TO THE TRANSFEREE WITHOUT NECESSITY OF ANY CONSENT OF OR NOTICE TO THE UNDERSIGNED BENEFICIARY.

THE ORIGINAL OF SUCH LETTER OF CREDIT IS RETURNED HEREWITH, AND WE ASK YOU TO ENDORSE THE TRANSFER ON THE REVERSE THEREOF, AND FORWARD IT DIRECTLY TO THE TRANSFEREE WITH YOUR CUSTOMARY NOTICE OF TRANSFER.

SINCERELY,

-----------------------------
     (BENEFICIARY'S NAME)

-----------------------------
  SIGNATURE OF BENEFICIARY


SIGNATURE AUTHENTICATED

----------------------------
       (NAME OF BANK)

----------------------------
    AUTHORIZED SIGNATURE

                                   EXHIBIT "B"


================================================================================

     DATE: _______________                          REF. NO. ___________________

     AT SIGHT OF THIS DRAFT

     PAY TO THE ORDER OF ___________________________________US$_________________

     USDOLLARS _________________________________________________________________
     ___________________________________________________________________________


     DRAWN UNDER SILICON VALLEY BANK, SANTA CLARA, CALIFORNIA, STANDBY
     LETTER OF CREDIT NUMBER NO. ______________________ DATED __________________


     TO: SILICON VALLEY BANK
         3003 TASMAN DRIVE                      _____________________________
         SANTA CLARA, CA 95054                       (BENEFICIARY'S NAME)


                                                -----------------------------
                                                     AUTHORIZED SIGNATURE

================================================================================

                         GUIDELINES TO PREPARE THE DRAFT

1.   DATE: ISSUANCE DATE OF DRAFT.
2.   REF. NO.: BENEFICIARY'S REFERENCE NUMBER, IF ANY.
3. PAY TO THE ORDER OF: NAME OF BENEFICIARY AS INDICATED IN THE L/C (MAKE SURE BENEFICIARY ENDORSES IT ON THE REVERSE SIDE).
4.   US$: AMOUNT OF DRAWING IN FIGURES.
5.   USDOLLARS: AMOUNT OF DRAWING IN WORDS.
6. LETTER OF CREDIT NUMBER: SILICON VALLEY BANK'S STANDBY L/C NUMBER THAT PERTAINS TO THE DRAWING.
7.   DATED: ISSUANCE DATE OF THE STANDBY L/C.
8.   BENEFICIARY'S NAME: NAME OF BENEFICIARY AS INDICATED IN THE L/C.
9.   AUTHORIZED SIGNATURE: SIGNED BY AN AUTHORIZED SIGNER OF BENEFICIARY.


IF YOU NEED FURTHER ASSISTANCE IN COMPLETING THIS DRAFT, PLEASE CALL OUR L/C PAYMENT SECTION AND ASK FOR:

ALICA DA LUZ: 408-654-7120
CESAR AGONCILLO: 408-654-3052

                                    EXHIBIT D

                    PRELIMINARY PLANS FOR TENANT IMPROVEMENTS

                                    EXHIBIT E

                        SCHEDULE OF SUBLANDLORD PROPERTY

Sublandlord agrees to sell to Subtenant the following Sublandlord Property located within the Sublease Premises as of the Commencement Date:

Workstations (singles & doubles)
Workspaces - Fax Copy Printer
Office Furniture Set Ups
Training Tables
Cafeteria Tables
Stackable Chairs
Small Conference Room Set Ups
Medium Conference Room Set Ups
Large Conference Room Set Ups
Lobby Furniture

The Sublandlord Property shall be conveyed to Subtenant in its "AS IS, WHERE IS, WITH ALL FAULTS, IF ANY" condition as of the Commencement Date, without any warranties, express or implied regarding the number of such items, their physical condition, existence, capacity, quality, value, workmanship, operating capability or performance, compliance with applicable laws, or their fitness or suitability for Subtenant's purposes (but with a warranty by Sublandlord that as of the date of such conveyance, Sublandlord has good title to and the right and authority to convey the Sublandlord Property; and that the Sublandlord Property is free and clear of all security interests, liens and encumbrances).

                                   EXHIBIT E-1

                                  BILL OF SALE

     THIS BILL OF SALE, is executed by CISCO SYSTEMS, INC., a California corporation ("SELLER"), and SONUS NETWORKS, INC., a Delaware corporation ("BUYER"), effective as of as of the Commencement Date of the Sublease Agreement (the "SUBLEASE") dated __________________, 2003 by and between Seller as Sublandlord and Buyer as Subtenant (the "EFFECTIVE DATE"),.

     IN CONSIDERATION of the payment of One Dollar ($1.00), and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller hereby sells, assigns and transfers to Buyer all of the assets more particularly described on Schedule 1 attached hereto and made a part hereof (the "SUBLANDLORD PROPERTY"), subject to the following terms and conditions:

     1. BUYER ACKNOWLEDGES THAT BUYER IS ACQUIRING THE SUBLANDLORD PROPERTY "AS IS AND WHERE IS, WITH ALL FAULTS, IF ANY", IN THE CONDITION THEY ARE IN AS OF THE EFFECTIVE DATE, AND NO WARRANTIES, EXPRESS OR IMPLIED, HAVE BEEN MADE BY SELLER REGARDING THEIR PHYSICAL CONDITION, CAPACITY, QUALITY, VALUE, WORKMANSHIP, OPERATING CAPABILITY OR PERFORMANCE, OR THEIR COMPLIANCE WITH APPLICABLE LAWS, OR THEIR FITNESS OR SUITABILITY FOR BUYER'S PURPOSES. NO WARRANTIES, EXPRESS OR IMPLIED, CONTAINED IN THE UNIFORM COMMERCIAL CODE OR OTHERWISE (INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTY OF MERCHANTABILITY AND THE IMPLIED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE) SHALL APPLY TO THE SALE OF THE SUBLANDLORD PROPERTY, AND BUYER HEREBY DISCLAIMS AND NEGATES THE RIGHT TO ANY SUCH WARRANTIES.

     2. As of the Effective Date, Seller represents and warrants that: (a) Seller is lawfully possessed of good title to the Sublandlord Property; (b) Seller has the right and authority to convey the Sublandlord Property; and (c) the Sublandlord Property shall be conveyed to Buyer free and clear of all security interests, liens and encumbrances.

     3. Possession of the Sublandlord Property shall be delivered to Buyer on the Effective Date set forth above.

     4. All applicable sales, use, transfer and documentary taxes arising out of the transfer of the Sublandlord Property (but excluding sales taxes applicable to Seller's period of ownership and income taxes of Seller arising out of the sale) shall be paid by Buyer.

     5. Notwithstanding the foregoing, if the Sublease is terminated due to the failure of any of the conditions set forth in Section 1(c) of the Sublease, the Sublandlord Property shall be deemed not conveyed to Buyer.

     6. This Bill of Sale shall be governed, construed and enforced in accordance with the laws of the Commonwealth of Massachusetts.

     IN WITNESS WHEREOF, this Bill of Sale has been executed in the Commonwealth of Massachusetts, to be effective on the Effective Date first set forth above.

BUYER:                                  SELLER:

SONUS NETWORKS, INC., a Delaware        CISCO SYSTEMS, INC., a California
corporation                             corporation


By:                                     By:
      -------------------------------         -------------------------------
Name:                                   Name:
      -------------------------------         -------------------------------
Title:                                  Title:
      -------------------------------         -------------------------------


By:                                     By:
      -------------------------------         -------------------------------
Name:                                   Name:
      -------------------------------         -------------------------------
Title:                                  Title:
      -------------------------------         -------------------------------

COMMONWEALTH OF MASSACHUSETTS)
                      )SS

COUNTY OF MIDDLESEX)

I, _______________________________, a Notary Public, in and for the County and State aforesaid, DO HEREBY CERTIFY that _____________________________ and ___________________________, personally known to me to be the
__________________________ and __________________________ of Sonus Networks,
Inc., a Delaware corporation, and the same person(s) whose name(s) are/is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged to me that he/she/they, being thereunto duly authorized, signed and delivered said instrument as their own free and voluntary act, and the free and voluntary act of said corporation, for the uses and purposes set forth therein.

GIVEN under my hand and Notarial seal this __ day of _________, 2003.


------------------------------
Notary Public

My Commission expires:


_________________________


STATE OF CALIFORNIA      )
                         )SS
COUNTY OF SANTA CLARA    )

I, _______________________________, a Notary Public, in and for the County and State aforesaid, DO HEREBY CERTIFY that _____________________________ and ___________________________, personally known to me to be the
__________________________ and __________________________ of CISCO SYSTEMS,
INC., a California corporation, and the same person(s) whose name(s) are/is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged to me that he/she/they, being thereunto duly authorized, signed and delivered said instrument as their own free and voluntary act, and the free and voluntary act of said corporation, for the uses and purposes set forth therein.

GIVEN under my hand and Notarial seal this __ day of _________, 20___.


------------------------------
Notary Public

My Commission expires:


_________________________

                                   SCHEDULE 1

                              SUBLANDLORD PROPERTY

The following Property located within the Sublease Premises as of the Commencement Date set forth in the Sublease:

Workstations (singles & doubles)
Workspaces - Fax Copy Printer
Office Furniture Set Ups
Training Tables
Cafeteria Tables
Stackable Chairs
Small Conference Room Set Ups
Medium Conference Room Set Ups
Large Conference Room Set Ups
Lobby Furniture

                                    EXHIBIT X

                               CONSENT TO SUBLEASE

     THIS CONSENT TO SUBLEASE dated as of September 23, 2003 (this "Consent"), is entered into by and among CSDV, LIMITED PARTNERSHIP, a Delaware limited partnership ("Landlord"), CISCO SYSTEMS, INC., a California corporation ("Tenant"), and SONUS NETWORKS INC., a Delaware corporation ("Subtenant"), with reference to the following Recitals:

                                 R E C I T A L S

          WHEREAS, 250 Apollo Investors, LLC ("Original Landlord") and Tenant have entered into that certain Lease Agreement (NNN) dated March 2, 1999 (the "Lease"), a copy of which is attached hereto as EXHIBIT "A", wherein Landlord leased to Tenant certain premises (the "Premises") consisting of a two-story building consisting of approximately 144,375 rentable square feet, located at 250 Apollo Drive, Chelmsford, Massachusetts., and more particularly described in the Lease. Landlord is the successor in interest to Original Landlord under the Lease.

          WHEREAS, Tenant desires to sublease to Subtenant a portion of the Premises consisting of approximately 133,621 rentable square feet (the "Subleased Premises") more particularly described in and pursuant to the provisions of that certain Sublease dated as of October__, 2003 (the "Sublease"), a copy of which is attached hereto as EXHIBIT "B".

          WHEREAS, Tenant desires to obtain Landlord's consent to the Sublease.

          NOW, THEREFORE, in consideration of the mutual promises set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord hereby consents to the Sublease, such consent being subject to and upon the following terms and conditions to which Tenant and Subtenant hereby agree:

          1. All initial capitalized terms not otherwise defined in this Consent shall have the meanings set forth in the Lease. In the event of any conflict between the terms of the Sublease and the terms of this Consent, the terms of this Consent shall control.

          2. This Consent shall not be effective and the Sublease shall not be valid nor shall Subtenant take possession of the Subleased Premises unless and until (a) a fully executed original of this Consent is delivered to Landlord,
(b) a fully executed original of the Sublease in the form attached hereto as EXHIBIT "B" is delivered to Landlord, and (c) a fully executed original Estoppel Certificate in the form attached hereto as EXHIBIT "C" is delivered to Landlord.

          3. The Sublease is and shall be at all times subject and subordinate to (a) all of the covenants, agreements, terms, provisions and conditions contained in the Lease, including, without limitation, any provisions regarding conflicts of laws and/or the applicability or venue thereof, (b) any prior ground lease and any prior mortgage or deed of trust, and (c) all matters of record affecting the Premises and all laws, ordinances and regulations now or hereafter affecting the Premises. The parties expressly acknowledge and agree that notwithstanding the terms of the Sublease, Subtenant shall carry insurance in the amounts and pursuant to the requirements contained in Article 11 of the Lease, naming Sublandlord and Master Landlord as additional insureds.

               Notwithstanding anything to the contrary contained in the Lease, the parties hereby acknowledge and agree that Subtenant shall have one (1) option (the "Option") to extend the Term of the Lease as to the entire Premises only. Subtenant shall exercise such option to extend by giving written notice to Landlord of its desire to do so not later than twenty-four (24) months prior to the expiration of the Term, provided, that at the time of the exercise, Subtenant's net cash position after current liabilities is not less than $50,000,000. Upon a timely exercise of the Option, Subtenant shall enter into a direct lease with Landlord based upon the terms of the Lease as it pertains to the Premises, as amended or modified by this Consent, for a period of three (3) years (the "Extension Period"), provided that at the time of Subtenant's exercise, there is not then an Event of Default (as defined in Section 19 of the Lease) on the part of Tenant or Subtenant. The Extension Period shall commence on the day immediately following the last day of the original Term and shall end on the last day of the thirty-sixth month thereafter. In the event that Subtenant fails to give notice to Landlord within the time period provided herein, the Lease shall automatically terminate at the end of the original Term, and Subtenant shall have no further option to extend the Term. The Extension Period shall be on all the terms and conditions of the Lease, as hereby amended, except that: (i) Subtenant shall have no further option to extend the Term, and
(ii) the Base Rent for the Extension Period shall be the Fair Market Rental Value (as defined below) of the Premises for the Extension Period, determined pursuant to this Section 3.

               If Subtenant subleases any portion of the Premises or assigns or otherwise transfers any interest under the Lease to any person or entity prior to the exercise of the Option, the Option shall lapse. If Subtenant subleases any portion of the Premises or assigns or otherwise transfers any interest of Subtenant under the Lease to any person or entity after the exercise of the Option but prior to the commencement of the Extension Period (whether with or without Landlord's consent), the Option shall lapse and the term of the Lease shall expire as if such Option were not exercised.

               Basic Rental for the Premises shall be increased on the first day of the Extension Period to an amount equal to the "Fair Rental Value" of the Premises (which Fair Rental Value determination may include increases in rent during the Extension Period) as of the first day of the Extension Period, which Fair Rental Value shall be determined by Landlord in its sole but reasonable discretion, after evaluating, among other things, the rents for comparable space in comparable buildings in the greater Boston area, but in no event shall the Base Rent be less than $14.00 per rentable square foot. Landlord shall notify Subtenant in writing of such determination of Fair Rental Value within thirty
(30) days after Landlord's receipt of Subtenant's notice exercising the Option. If Subtenant shall dispute Landlord's determination of Fair Market

Rental Value for the Premises, then Subtenant shall have the right to submit the issue of Landlord's reasonableness (but not the Fair Market Rental Value) for neutral binding arbitration (and not by court action) to the American Arbitration Association in accordance with the rules of such Association then in effect. Subtenant shall exercise such right of arbitration by delivering written notice of such election within thirty (30) days after receipt of Landlord's notice of Fair Market Rental Value. If the arbitrators shall decide that Landlord's determination of Fair Market Rental Value was reasonable, then Fair Market Rental Value shall be the amount previously determined by Landlord. If the arbitrators shall determine that Landlord acted unreasonably, then Landlord shall redetermine the Fair Market Rental Value in its sole but reasonable discretion, provided that Subtenant shall again have the right to challenge Landlord's reasonableness in the manner set forth above. In the event that the arbitrators determine that Landlord acted unreasonably in redetermining the Fair Market Rental Value, Subtenant may revoke its exercise of the Option by giving Landlord written notice of such revocation within ten (10) days of the second determination by the arbitrators that Landlord acted unreasonably and the Lease shall terminate on the Expiration Date. In no event shall the arbitrators be permitted to determine rental value under the Lease. The decision of the arbitrators shall be binding upon both parties. Each party shall share equally the cost of the arbitration process.

               In view of the foregoing Option in favor of Subtenant, the parties hereby acknowledge and agree that Tenant shall have no further right to extend the Lease, and Addendum 1 of the Lease is hereby deleted and of no further force and effect.

          4. Subtenant does hereby expressly assume and agree to be bound by and to perform and comply with, for the benefit of Landlord, each and every obligation of Tenant under the Lease applicable to the Subleased Premises. Notwithstanding the Sublease or Landlord's consent thereto, Tenant shall remain fully and primarily liable for the payment of Rents and all other amounts required to be paid by Tenant under the Lease and for the performance of all other obligations of Tenant under the Lease.

          5. The acceptance of Rents or other amounts by Landlord from Subtenant or anyone else liable under the Lease shall not be deemed a waiver by Landlord of any provisions of the Lease.

          6. The execution of this Consent by Landlord shall in no way constitute any representation or warranty whatsoever by Landlord, express or implied, relating to the Lease, the Premises, the Subleased Premises or any other matter relating to Tenant's or Subtenant's tenancy, including without limitation, the physical condition or square footage of the Premises or the Subleased Premises, and Tenant and Subtenant acknowledge and agree that they are not relying on any such representation or warranty in entering into the Sublease or consummating the transactions contemplated by the Sublease and each of them hereby waives any claim against Landlord with respect to any such matters.

          7. This Consent shall not constitute a consent to any subsequent subletting or assignment and shall not relieve Tenant or any person claiming under or through Tenant of the obligation to obtain the consent of Landlord, pursuant to Section 14 of the Lease, to any future assignment or sublease (including, without limitation any future assignment or sublease of the

Sublease).

          8. Landlord may consent to subsequent subletting and assignments of the Lease or the Sublease or any amendments or modifications thereto and shall use its best efforts to notify Tenant and anyone else liable under the Lease, but with no liability for failing to do so, and Landlord's failure to obtain any such consent shall not relieve such persons from liability.

          9. Any act or omission of Subtenant or anyone claiming under or through Subtenant that violates any of the provisions of the Lease shall be deemed a violation of the Lease by Tenant.

          10. In the event of any default of Tenant under the Lease, Landlord may proceed directly against Tenant, any guarantors or anyone else liable under the Lease or the Sublease without first exhausting Landlord's remedies against any other person or entity liable thereon to Landlord.

          11. The Subleased Premises shall (subject to all of the covenants and agreements of the Lease) be used solely for the purposes as described in the Lease and for no other use or purpose.

          12. In the event of any default of Tenant in the performance of its obligations under the Lease and termination of the Lease or re-entry or repossession of the Premises by Landlord, then Landlord may, at its option and without being obligated to do so, require Subtenant to attorn to Landlord; provided, that the exercise of such option shall in no way waive any rights Landlord may have against Tenant or any other party with respect to such default or release Tenant or any such other party from its obligations under the Lease or otherwise. In the event Landlord exercises such option, Landlord and Subtenant shall be bound by the terms of the Sublease from the time of the exercise of such option to the date of termination of the Sublease, but Landlord shall not (a) be bound by any prepayment of more than one month's rent or liable for any security deposit paid by Subtenant unless actually delivered to Landlord, (b) be liable for any previous act or omission of Tenant under the Lease or for any other defaults of Tenant under the Sublease, (c) be subject to any defenses or offsets accrued previous to the date Landlord exercises such option which Subtenant may have against Tenant or (d) be bound by any changes or modification made to the Sublease without the written consent of Landlord. In the event Landlord does not exercise such option, then upon the termination of the Lease and the delivery of written notice to Subtenant, the Sublease shall terminate and be of no further force or effect, except with respect to obligations relating to Subtenant's occupancy of the Subleased Premises that survive the termination of the Lease or the Sublease, including without limitation, indemnity obligations under the Lease or the Sublease and obligations relating to removal of Subtenant's property from and restoration of the Subleased Premises.

          13. Tenant hereby assigns and transfers to Landlord all of Tenant's right, title and interest in the rentals and income arising from the Sublease, subject however to the following terms of this Section 13:

          (a) Landlord, by executing this Consent, agrees that until a default shall occur in the performance of Tenant's obligations under the Lease, Tenant may receive, collect and enjoy the rents accruing under the Sublease; provided, that if, under the Lease, Landlord is entitled to any portion of such rent that constitutes profit or excess rent due under the Lease, such portion shall be promptly paid over to Landlord upon receipt by Tenant. However, if Tenant shall default in the performance of any of its obligations under the Lease, then Landlord may, at its option, subject to the provisions of
     Section 12 above, receive and collect, directly from Subtenant, all rent then owing and thereafter becoming due and payable under the Sublease as such rent shall become due and payable under the Sublease; provided, that the exercise of such option shall in no way waive any rights Landlord may have against Tenant or any other party with respect to such default or release Tenant or any such other party from its obligations under the Lease or otherwise. All such rent payable under the Sublease so collected by Landlord shall be applied against any Rents and Additional Charges payable by Tenant to Landlord under the Lease. Landlord shall not, by reason of this assignment of the Sublease nor by reason of the collection of rents from Subtenant, be deemed liable to Subtenant for any failure of Tenant to perform and comply with Tenant's obligations under the Lease or the Sublease. Nothing contained herein shall be deemed to create any right of Tenant to the refund of any rents or other amounts paid or payable to Landlord by Subtenant arising or accruing after the expiration or earlier termination for any reason of the Lease.

          (b) Tenant hereby irrevocably authorizes and directs Subtenant, subject to the provisions of Section 13(a) hereof, upon receipt of any written notice from Landlord stating that a default exists in the performance of Tenant's obligations under the Lease, to pay to Landlord the rents and other amounts due and to become due and payable under the Sublease as such rents and other amounts shall become due and payable under the Sublease. Tenant agrees that Subtenant shall have the right to rely upon any such statement and request from Landlord, and that Subtenant shall pay such rents and other amounts to Landlord without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Tenant to the contrary and Tenant shall have no right or claim hereunder against Subtenant for any such rents or other amounts so paid by Subtenant. Subject to Landlord's rights under Section 12 above, such payments to Landlord shall satisfy and discharge Subtenant's obligation for the payment of rent and other amounts under the Sublease to the full extent of such payments made to Landlord.

          14. It is expressly understood and agreed that notwithstanding anything in the Sublease or the Lease to the contrary, and notwithstanding any applicable law to the contrary, the liability of Landlord hereunder (including any successor landlord) and any recourse by Subtenant or Tenant against Landlord shall be limited solely and exclusively to the interest of Landlord in and to the Building, and neither Landlord, nor any of its constituent partners, shall have any personal liability therefor, and Tenant and Subtenant hereby expressly waive and release such personal liability on behalf of itself and all persons claiming by, through or under Tenant or Subtenant. Under no circumstances shall Landlord be liable for injury to Tenant's or Subtenant's business or for any loss of income or profit therefrom.

          This Consent to Sublease is being executed by CB Richard Ellis Investors, LLC, a

Delaware limited liability company ("CB Richard Ellis"), on behalf of Landlord. No present or future officer, director, employee, trustee, partner, member, manager, retirant, beneficiary, internal investment contractor, investment manager or agent of Landlord shall have any personal liability, directly or indirectly, and recourse shall not be had against any such officer, director, employee, trustee, partner, member, manager, retirant, beneficiary, internal investment contractor, investment manager or agent under or in connection with the Sublease or any other document or instrument heretofore or hereafter executed in connection with the Sublease. Tenant and Subtenant hereby waive and release any and all such personal liability and recourse. The limitations of liability provided herein are in addition to, and not in limitation of, any limitation on liability applicable to Landlord provided by law or in any other contract, agreement or instrument. Tenant and Subtenant further acknowledge that CB Richard Ellis has consented to this Sublease as investment manager to Landlord and Tenant and Subtenant agree that all persons dealing with CB Richard Ellis must look solely to Landlord (for which CB Richard Ellis is acting as investment manager) for the enforcement of any claims arising under the Lease or the Sublease (subject to the limitations upon Landlord's liability set forth above), as neither CB Richard Ellis nor any of its affiliated entities (including, but not limited to CB Richard Ellis, Inc. and CB Richard Ellis Services, Inc.) nor any of their respective officers, directors, agents, managers, trustees, employees, members, investment managers, partners or shareholders assume any personal, corporate, partnership, limited liability company, or other liability for any of the obligations entered into by CB Richard Ellis as investment manager for Landlord.

          15. Tenant hereby acknowledges that Landlord or its affiliate is a unit of the California State and Consumer Services Agency established pursuant to Title I, Division 1, Part 13 of the California Education Code, Sections 22000 et seq., as amended (the "Ed Code"). As a result, Tenant acknowledges that Landlord is prohibited from engaging in certain transactions with a "school district or other employing agency" or a "member, retirant or beneficiary" (as those terms are defined in the Ed Code). In addition, Landlord may be subject to certain restrictions and requirements under the Internal Revenue Code, 26 U.S.C.
Section 1 et seq. (the "Code"). Accordingly, Tenant represents and warrants to Landlord that Tenant is neither a school district or other employing agency nor a member, retirant or beneficiary; and, to Tenant's knowledge (a) Tenant has not made any contribution or contributions to Landlord (other than the consideration set forth in the Lease); (b) neither a school district or other employing agency, member, retirant, participant nor beneficiary, nor any person who has made any contribution to Landlord, nor any combination thereof, is related to Tenant by any relationship described in Section 267(b) of the Code; (c) neither Landlord, CB Richard Ellis, their affiliates, related entities, agents, officers, directors or employees, nor any Landlord board member, trustee, agent, related entity, affiliate, employee or internal investment contractor (both groups collectively, "Landlord Affiliates") has received or will receive, directly or indirectly, any payment, consideration or other benefit from Tenant or any affiliate of Tenant in connection with the transaction contemplated by this Consent (excluding any benefit derived from the ownership, if any, of publicly traded stock in Tenant or any affiliate of Tenant or consideration set forth in the Lease or this Consent), nor does any Landlord Affiliate have any agreement or arrangement with Tenant or any person or entity affiliated with Tenant relating to the transactions contemplated by this Consent, except as disclosed to and expressly approved by Landlord; and (d) no Landlord's Affiliates have any direct or indirect ownership interest in Tenant or any person or entity affiliated with Tenant (other than the ownership, if any, of publicly traded stock in Tenant or any entity affiliated with Tenant), except as disclosed to and expressly approved by Landlord. Landlord acknowledges that Tenant is a publicly held company, and its affiliates may be publicly held companies, and that Landlord may own shares in such companies, and such publicly held companies may employ former teachers who may have made contributions to Landlord.

          16. Subtenant hereby acknowledges that Landlord or its affiliate is a unit of the California State and Consumer Services Agency established pursuant to Title I, Division 1, Part 13 of the California Education Code, Sections 22000 et seq., as amended (the "Ed Code"). As a result, Subtenant acknowledges that Landlord is prohibited from engaging in certain transactions with a "school district or other employing agency" or a "member, retirant or beneficiary" (as those terms are defined in the Ed Code). In addition, Landlord may be subject to certain restrictions and requirements under the Internal Revenue Code, 26 U.S.C.
Section 1 et seq. (the "Code"). Accordingly, Subtenant represents and warrants to Landlord that Subtenant is neither a school district or other employing agency nor a member, retirant or beneficiary; and, to Subtenant's knowledge (a) Subtenant has not made any contribution or contributions to Landlord (other than the consideration set forth in the Lease); (b) neither a school district or other employing agency, member, retirant, participant nor beneficiary, nor any person who has made any contribution to Landlord, nor any combination thereof, is related to Subtenant by any relationship described in Section 267(b) of the Code; (c) neither Landlord, CB Richard Ellis, their affiliates, related entities, agents, officers, directors or employees, nor any Landlord board member, trustee, agent, related entity, affiliate, employee or internal investment contractor (both groups collectively, "Landlord Affiliates") has received or will receive, directly or indirectly, any payment, consideration or other benefit from Subtenant or any affiliate of Subtenant in connection with the transaction contemplated by this Consent (excluding any benefit derived from the ownership, if any, of publicly traded stock in Subtenant or any affiliate of Subtenant or consideration set forth in the Lease, Sublease or this Consent), nor does any Landlord Affiliate have any agreement or arrangement with Subtenant or any person or entity affiliated with Subtenant relating to the transactions contemplated by this Consent, except as disclosed to and expressly approved by Landlord; and (d) no Landlord's Affiliates have any direct or indirect ownership interest in Subtenant or any person or entity affiliated with Subtenant (other than the ownership, if any, of publicly traded stock in Subtenant or any entity affiliated with Subtenant), except as disclosed to and expressly approved by Landlord. Landlord acknowledges that Subtenant is a publicly held company, and its affiliates may be publicly held companies, and that Landlord may own shares in such companies, and such publicly held companies may employ former teachers who may have made contributions to Landlord.

          17. Nothing contained herein shall be deemed or construed to modify, waive, impair or affect any of the covenants, agreements, terms, provisions or conditions contained in the Lease or to waive any breach or default by Tenant in the due keeping, performance or observance thereof.

          18. This Consent may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute but one and the same instrument.

                       [SIGNATURES TO FOLLOW ON NEXT PAGE]

     IN WITNESS WHEREOF, Landlord, Tenant and Subtenant have caused their duly authorized representatives to execute this Consent as of the date first above written.

LANDLORD:   CSDV, LIMITED PARTNERSHIP,
            a Delaware limited partnership

            By:   CB Richard Ellis Investors, LLC,
                  solely in its capacity as agent for
                  CSDV, LIMITED PARTNERSHIP


                  By:
                      --------------------------------
                  Name:
                  Title:  Authorized Signatory


TENANT:     CISCO SYSTEMS, INC.,
            a California corporation

            By:
               ---------------------------------------

            Its:
                --------------------------------------


SUBTENANT:  SONUS NETWORKS, INC.,
            a Delaware corporation


            By:
               ---------------------------------------
            Its:
               ---------------------------------------

                                   EXHIBIT "A"

                                      LEASE

                                     16-A-1

                                   EXHIBIT "B"

                                    SUBLEASE

                                        F

                                   EXHIBIT "C"

                              ESTOPPEL CERTIFICATE

TO:  CSDV, LIMITED PARTNERSHIP, a Delaware limited partnership ("Landlord").

CISCO SYTEMS, INC., a California corporation ("Tenant"), hereby certifies as follows:

     1. The undersigned is the Tenant under that certain Lease Agreement (NNN) dated March 2, 1999 (the "Lease"), executed by Landlord, as Landlord, and Tenant, as Tenant, covering certain premises (the "Premises"), consisting of a two-story building consisting of an approximately 144,375 rentable square foot building located at 250 Apollo Drive, Chelmsford, Massachusetts 01824, and more particularly described in the Lease.

     2. The term of the Lease commenced on February 1, 2000 and the expiration date of the Lease is January 31, 2007. Tenant has paid rent through September 30, 2003. The next monthly payment of Base Rent in the amount of $162,421.87 is due on October 1, 2003.

     3. Notwithstanding anything to the contrary contained in the Lease, Tenant shall have no right to extend the term of the Lease. Tenant does not have any preferential right to purchase all or any part of the Premises.

     4. True, correct and complete copies of the Lease and all amendments, modifications and supplements thereto are attached to the Consent with which this Estoppel Certificate is being delivered, and the Lease, as so amended, modified and supplemented, is in full force and effect, and represents the entire agreement between Tenant and Landlord with respect to the Premises. There are no amendments, modifications or supplements to the Lease, whether oral or written, except as follows (if none, write "none"): None.

     5. All space and improvements leased by Tenant have been completed and furnished in accordance with the provisions of the Lease and Tenant has accepted and taken possession of the Premises.

     6. Landlord is not in any respect in default in the performance of the terms and provisions of the Lease. Tenant has not assigned, transferred or hypothecated the Lease or any interest therein or subleased all or any portion of the Premises.

     7. There are no offsets or credits against rentals payable under the Lease and no free period or rental concessions have been granted to Tenant, except as follows (if none, write "none"): NONE. Notwithstanding the foregoing, although Tenant currently has no knowledge of offsets, credits, refunds due or set offs against Landlord arising from the Lease, Tenant does not waive the right to conduct audits of the Lease pursuant to Section 5.5 therein. Should an audit conducted by the Tenant of the Lease reveal a claim for credits, refunds due, set offs against Landlord, concessions, rebates, allowances or free rent, Tenant reserves the right to make claim for such credits, refunds due, set offs against

                                        F

          Landlord, concessions, rebates, allowances or free rent pursuant to
          Section 5.5.

     8. For informational purposes only, Tenant has no knowledge of any processing, use, storage, disposal or treatment of any hazardous or toxic material or substance on the Premises except as follows (if none, write "none"):
None.

     This Certificate is given to Landlord with the understanding that Landlord will rely hereon in connection with the sublease to Sonus Networks, Inc. Following such sublease, Tenant agrees that the Lease shall remain in full force and effect and shall bind Tenant and such assignee and inure to the benefit of the Landlord and its successors in interest.


     DATED: October ___, 2003


               "TENANT"


               CISCO SYSTEMS, INC.,
               a California corporation


               By:
                  ----------------------------------

               Its:
                   ---------------------------------

                                        F